UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07732

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: March 31, 2018

Date of reporting period: September 30, 2017

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEP    09.30.17

SEMI-ANNUAL REPORT

ALLIANCEBERNSTEIN

GLOBAL HIGH INCOME FUND

(NYSE: AWF)

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AllianceBernstein Global High Income Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 1

SEMI-ANNUAL REPORT

November 13, 2017

This report provides management’s discussion of fund performance for AllianceBernstein Global High Income Fund for the semi-annual reporting period ended September 30, 2017. The Fund is a closed-end fund and its shares of common stock trade on the New York Stock Exchange.

The Fund seeks high current income, and secondarily, capital appreciation.

RETURNS AS OF SEPTEMBER 30, 2017 (unaudited)

	6 Months	12 Months
ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND (NAV)	4.71%	11.14%
Primary Benchmark:[1] Bloomberg Barclays Global High Yield Index (USD hedged)	4.53%	8.71%
Blended Benchmark: 33% JPM GBI-EM / 33% JPM EMBI Global / 33% Bloomberg Barclays US Corporate HY 2% Issuer Capped Index	5.63%	7.86%
JPM GBI-EM (local currency-denominated)	8.05%	10.41%
JPM EMBI Global	4.65%	4.15%
Bloomberg Barclays US Corporate HY 2% Issuer Capped Index	4.19%	8.87%

The Fund’s market price per share on September 30, 2017 was $13.05. The Fund’s NAV per share on September 30, 2017 was $14.06. For additional financial highlights, please see pages 116-117.

1	The Fund’s broad-based index used for comparison purposes has changed from the JPMorgan Emerging Markets Bond Index Global (“JPM EMBI Global”) to the Bloomberg Barclays Global High Yield Index (USD hedged) because the new index more closely reflects the Fund’s investments.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its primary benchmark, the Bloomberg Barclays Global High Yield Index (USD hedged), as well as its blended benchmark and components for the six- and 12-month periods ended September 30, 2017. The blended benchmark is composed of equal weightings of the JPMorgan Government Bond Index-Emerging Markets (“JPM GBI-EM”, local currency-denominated), the JPMorgan Emerging Markets Bond Index Global (“JPM EMBI Global”) and the Bloomberg Barclays US Corporate High Yield (“HY”) 2% Issuer Capped Index.

During the six-month period, the Fund outperformed its primary benchmark. Sector allocation contributed to relative performance, helped most by allocations to non-agency mortgages and agency risk-sharing transactions. The Fund’s exposures to treasuries and commercial mortgage-backed securities (“CMBS”) detracted. Currency investments benefited from a long position in the Turkish lira. Yield-curve positioning also added

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to returns, mostly as a result of positioning along the US yield curve; the Fund was underweight six-month maturities, where yields rose the most, and overweight the intermediate and longer parts of the curve. Security selection detracted from performance, primarily because of selections within US high-yield corporates and CMBS.

During the 12-month period, the Fund outperformed its primary benchmark. Selections within high-yield and investment-grade corporates contributed to relative performance. Currency allocation boosted returns further, helped by long positions in the Brazilian real and Russian ruble. Sector selection also contributed, within which a position in non-agency mortgages added most to performance, though exposures to treasuries and CMBS dragged on returns. Yield-curve positioning did not have a meaningful impact on overall performance in the period.

During both periods, the Fund utilized interest rate swaps and treasury futures to manage duration, country exposure and yield-curve positioning. Currency forwards and currency options, both written and purchased, were used to hedge currency exposure as well as to manage active currency risk. Variance swaps and swaptions, both written and purchased, were used to take active risk in an effort to add alpha (a measure of how the Fund is performing versus its benchmark). Credit default swaps, both single name and index, were used to hedge credit risk as well as to take active credit risk. Total return swaps were used to take active credit risk.

MARKET REVIEW AND INVESTMENT STRATEGY

Political events and central bank action had a significant impact on bond markets in the six- and 12-month periods ended September 30, 2017. Donald Trump’s US presidential election victory and the promise of fiscal stimulus, a retreat from globalization and relaxed regulation were initially treated as positive developments by financial markets, though uncertainty regarding the new administration’s ability to implement meaningful reform increased during the period. Markets were surprised when UK prime minister Theresa May called for a snap parliamentary election three years ahead of schedule, in an effort to firm up the country’s mandate going into Brexit negotiations. The election results increased political uncertainty when May’s Conservative Party failed to secure a majority position. Investors were relieved when centrist, pro-EU candidate Emmanuel Macron was elected president of France and his party went on to win a parliamentary majority. His reformist agenda was seen as more business friendly than the protectionist policies espoused by his opponent. In June 2017, the US Federal Reserve raised interest rates for the third consecutive quarter, hikes that were universally anticipated by markets.

Emerging-market debt rallied over both periods, helped by a positive global growth story and oil prices reaching a two-and-a-half-year high. In the 12-month period, developed-market treasury yields rose almost across

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 3

the board, the exception being shorter maturities in the UK and eurozone. Emerging-market local-currency government bonds rebounded, while investment-grade credit securities posted flat returns, but both outperformed the negative returns of developed-market treasuries. In the six-month period, US, Canadian, Japanese and Australian yields generally rose, while eurozone yields moved in different directions. Investment-grade credit securities, emerging-market local-currency government bonds and developed-market treasuries all performed well, though they trailed the rally in global high yield. Global high-yield securities rallied strongly in both periods, with almost uniformly positive sector performance. Energy was among the top performers in the 12-month period, helped by oil price increases, while consumer-related sectors generally lagged the rising market; the rally in the six-month period was led by the banking and transportation sectors.

INVESTMENT POLICIES

The Fund invests without limit in securities denominated in non-US currencies as well as those denominated in the US dollar. The Fund may also invest, without limit, in sovereign debt securities issued by emerging and developed nations and in debt securities of US and non-US corporate issuers. For more information regarding the Fund’s risks, please see “Disclosures and Risks” on pages 5-7 and “Note E—Risks Involved in Investing in the Fund” of the Notes to Financial Statements on pages 111-113.

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DISCLOSURES AND RISKS

AllianceBernstein Global High Income Fund

Shareholder Information

Weekly comparative net asset value (“NAV”) and market price information about the Fund is published each Saturday in Barron’s and in other newspapers in a table called “Closed End Funds”. Daily NAV and market price information, and additional information regarding the Fund, is available at www.abfunds.com and www.nyse.com. For additional shareholder information regarding this Fund, please see pages 118-119.

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a fund portfolio. The Bloomberg Barclays Global High Yield Index (USD hedged) represents non-investment grade fixed-income securities of companies in the US, and developed and emerging markets. The JPM® GBI-EM represents the performance of local currency government bonds issued by emerging markets. The JPM® EMBI Global (market-capitalization weighted) represents the performance of US dollar-denominated Brady bonds, Eurobonds and trade loans issued by sovereign and quasi-sovereign entities. The Bloomberg Barclays US Corporate HY 2% Issuer Capped Index is the 2% Issuer Capped component of the US Corporate High Yield Index, which represents the performance of fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million and at least one year to maturity. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 5

DISCLOSURES AND RISKS (continued)

principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk: As a result of the Fund’s use of leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Fund’s NAV.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate

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DISCLOSURES AND RISKS (continued)

losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. The Fund may invest in mortgage-backed and/or other asset-backed securities, including securities backed by mortgages and assets with an international or emerging-markets origination and securities backed by non-performing loans at the time of investment. Investments in mortgage-backed and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that, in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 7

PORTFOLIO SUMMARY

September 30, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,212.3

1	All data are as of September 30, 2017. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.5% or less in the following security types: Collateralized Loan Obligations, Governments–Sovereign Bonds, Investment Companies, Local Governments–Regional Bonds, Local Governments–US Municipal Bonds, Options Purchased–Calls, Options Purchased–Puts, Quasi-Sovereigns, Warrants and Whole Loan Trusts.

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PORTFOLIO SUMMARY (continued)

September 30, 2017 (unaudited)

1	All data are as of September 30, 2017. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.0% or less in the following countries: Angola, Australia, Bahrain, Belarus, Cameroon, Cayman Islands, Chile, China, Colombia, Ecuador, Egypt, El Salvador, Ethiopia, Finland, Gabon, Germany, Guatemala, Honduras, Hong Kong, India, Iraq, Israel, Italy, Ivory Coast, Jamaica, Jersey (Channel Islands), Jordan, Kenya, Lebanon, Macau, Malaysia, Mongolia, Netherlands, New Zealand, Nigeria, Norway, Pakistan, Peru, Portugal, Russia, Senegal, Serbia, Spain, Sri Lanka, Sweden, Switzerland, Trinidad & Tobago, Ukraine, United Arab Emirates, Uruguay, Venezuela and Zambia.

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 9

PORTFOLIO OF INVESTMENTS

September 30, 2017 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 37.4%
Industrial – 30.8%
Basic – 3.2%
AK Steel Corp. 7.625%, 10/01/21	U.S.$	278	$289,521
Aleris International, Inc. 7.875%, 11/01/20		664	663,611
ArcelorMittal 7.25%, 3/01/41		734	866,511
7.50%, 10/15/39		1,938	2,323,722
Artsonig Pty Ltd. 11.50% (11.50% Cash or 12.00% PIK), 4/01/19(a)(b)		2,854	28,535
Ashland LLC 4.75%, 8/15/22		501	530,100
Axalta Coating Systems LLC 4.875%, 8/15/24(c)		516	537,993
Berry Plastics Corp. 5.50%, 5/15/22		409	426,818
CF Industries, Inc. 4.95%, 6/01/43		595	548,357
5.375%, 3/15/44		545	527,155
Cleveland-Cliffs, Inc. 5.75%, 3/01/25(c)		1,628	1,558,675
Constellium NV 5.75%, 5/15/24(c)		400	403,065
ERP Iron Ore, LLC 9.039%, 12/31/19(a)(d)(e)(f)		473	472,560
Freeport-McMoRan, Inc. 5.45%, 3/15/43		584	546,316
6.50%, 11/15/20		867	886,280
6.75%, 2/01/22		1,197	1,247,981
Grinding Media, Inc./Moly-Cop AltaSteel Ltd. 7.375%, 12/15/23(c)		1,296	1,405,669
INEOS Finance PLC 4.00%, 5/01/23(c)	EUR	790	965,471
Joseph T Ryerson & Son, Inc. 11.00%, 5/15/22(c)	U.S.$	3,215	3,602,070
Lecta SA 6.50%, 8/01/23(c)	EUR	227	282,114
Lundin Mining Corp. 7.50%, 11/01/20(c)	U.S.$	396	412,315
7.875%, 11/01/22(c)		837	910,738
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18(b)(e)(g)(h)		2,857	29

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Momentive Performance Materials, Inc. 3.88%, 10/24/21	U.S.$	3,472	$3,510,272
8.875%, 10/15/20(e)(f)(g)(i)		3,472	– 0	–
Multi-Color Corp. 4.875%, 11/01/25(c)		980	990,544
Novelis Corp. 5.875%, 9/30/26(c)		1,573	1,600,367
Pactiv LLC 7.95%, 12/15/25		1,110	1,248,481
Peabody Energy Corp. 6.00%, 11/15/18(d)(e)(f)(g)		4,310	– 0	–
6.00%, 3/31/22(c)		295	305,364
Plastipak Holdings, Inc. 6.50%, 10/01/21(c)		846	872,534
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.125%, 7/15/23(c)		781	813,564
Sealed Air Corp. 6.875%, 7/15/33(c)		1,295	1,523,316
SIG Combibloc Holdings SCA 7.75%, 2/15/23(c)	EUR	682	851,818
Smurfit Kappa Acquisitions ULC 4.875%, 9/15/18(c)	U.S.$	2,064	2,103,131
Smurfit Kappa Treasury Funding Ltd. 7.50%, 11/20/25		238	290,524
SPCM SA 4.875%, 9/15/25(c)		975	1,007,770
Teck Resources Ltd. 5.20%, 3/01/42		174	172,735
5.40%, 2/01/43		1,454	1,464,655
6.25%, 7/15/41		238	268,144
United States Steel Corp. 6.875%, 8/15/25		1,070	1,096,509
8.375%, 7/01/21(c)		932	1,028,649
Valvoline, Inc. 5.50%, 7/15/24(c)		278	296,454
W.R. Grace & Co.-Conn 5.625%, 10/01/24(c)		386	424,260

			39,304,697

Capital Goods – 1.6%
Apex Tool Group LLC 7.00%, 2/01/21(c)		1,329	1,231,241
ARD Finance SA 6.625% (6.625% Cash or 7.375% PIK), 9/15/23(a)	EUR	1,126	1,418,403

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 6.75%, 5/15/24(c)(j)	EUR	2,004	$2,641,422
B456 Systems, Inc. 3.75%, 12/31/49(d)(e)(g)(k)	U.S.$	955	74,012
Bombardier, Inc. 5.75%, 3/15/22(c)		975	942,391
6.00%, 10/15/22(c)		447	433,028
7.50%, 3/15/25(c)		418	418,350
7.75%, 3/15/20(c)		552	587,815
8.75%, 12/01/21(c)		546	585,515
BWAY Holding Co. 5.50%, 4/15/24(c)		1,073	1,119,384
Energizer Holdings, Inc. 5.50%, 6/15/25(c)		1,311	1,384,807
EnPro Industries, Inc. 5.875%, 9/15/22		970	1,012,695
Gates Global LLC/Gates Global Co. 5.75%, 7/15/22(c)	EUR	125	151,523
6.00%, 7/15/22(c)	U.S.$	1,096	1,126,071
GFL Environmental, Inc. 5.625%, 5/01/22(c)		497	516,005
9.875%, 2/01/21(c)		852	911,312
KLX, Inc. 5.875%, 12/01/22(c)		877	919,507
Liberty Tire Recycling LLC 11.00%, 3/31/21(a)(b)(e)		1,624	927,844
Textron Financial Corp. 3.05% (LIBOR 3 Month + 1.74%), 2/15/42(c)(l)		575	503,694
TransDigm, Inc. 6.375%, 6/15/26		2,335	2,392,182
6.50%, 7/15/24		462	476,196

			19,773,397

Communications - Media – 4.1%
Altice Financing SA 6.625%, 2/15/23(c)		2,892	3,065,520
7.50%, 5/15/26(c)		1,582	1,736,563
Altice Luxembourg SA 7.25%, 5/15/22(c)	EUR	1,332	1,673,553
CCO Holdings LLC/CCO Holdings Capital Corp. 5.375%, 5/01/25(c)	U.S.$	128	132,610
5.75%, 1/15/24		166	172,452
5.875%, 5/01/27(c)		499	523,761
Cequel Communications Holdings I LLC/Cequel Capital Corp. 6.375%, 9/15/20(c)		298	304,520
7.75%, 7/15/25(c)		861	951,816

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Clear Channel Worldwide Holdings, Inc. Series A 6.50%, 11/15/22	U.S.$	555	$569,781
Series B 6.50%, 11/15/22		2,499	2,578,868
CSC Holdings LLC 10.125%, 1/15/23(c)		565	651,162
DISH DBS Corp. 5.875%, 11/15/24		2,185	2,290,029
Gray Television, Inc. 5.125%, 10/15/24(c)		1,037	1,044,025
iHeartCommunications, Inc. 6.875%, 6/15/18		2,016	1,043,280
9.00%, 12/15/19-3/01/21		1,630	1,180,617
10.625%, 3/15/23		142	100,346
11.25%, 3/01/21(c)		254	181,242
Liberty Interactive LLC 3.75%, 2/15/30(k)		881	621,229
McClatchy Co. (The) 9.00%, 12/15/22(j)		958	991,825
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance 7.875%, 5/15/24(c)		1,700	1,675,836
Mediacom Broadband LLC/Mediacom Broadband Corp. 6.375%, 4/01/23		2,168	2,250,050
Netflix, Inc. 4.375%, 11/15/26(c)		1,552	1,559,484
Outfront Media Capital LLC/Outfront Media Capital Corp. 5.25%, 2/15/22		648	670,659
Radiate Holdco LLC/Radiate Finance, Inc. 6.625%, 2/15/25(c)		1,057	1,036,078
SFR Group SA 5.375%, 5/15/22(c)	EUR	264	325,846
5.625%, 5/15/24(c)		386	493,310
6.00%, 5/15/22(c)	U.S.$	307	320,702
7.375%, 5/01/26(c)		2,723	2,933,243
Sinclair Television Group, Inc. 5.625%, 8/01/24(c)		529	543,564
6.125%, 10/01/22		1,487	1,533,119
TEGNA, Inc. 4.875%, 9/15/21(c)		284	290,689
5.50%, 9/15/24(c)		162	170,658
6.375%, 10/15/23		718	765,990
Time, Inc. 5.75%, 4/15/22(c)		541	554,396

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Townsquare Media, Inc. 6.50%, 4/01/23(c)	U.S.$	976	$990,731
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5.00%, 1/15/25(c)		1,078	1,134,444
6.25%, 1/15/29(c)	EUR	496	663,311
Univision Communications, Inc. 5.125%, 2/15/25(c)	U.S.$	1,064	1,073,320
Urban One, Inc. 7.375%, 4/15/22(c)		1,400	1,400,000
9.25%, 2/15/20(c)(j)		1,761	1,670,030
Virgin Media Finance PLC 4.875%, 2/15/22		1,347	1,307,765
5.25%, 2/15/22		900	871,155
Virgin Media Receivables Financing Notes I DAC 5.50%, 9/15/24(c)	GBP	128	175,915
Virgin Media Secured Finance PLC 5.50%, 1/15/25(c)		423	594,986
Wave Holdco LLC/Wave Holdco Corp. 8.25% (8.25% Cash or 9.00% PIK), 7/15/19(a)(c)	U.S.$	262	262,761
WaveDivision Escrow LLC/WaveDivision Escrow Corp. 8.125%, 9/01/20(c)		1,084	1,109,331
Ziggo Bond Co. BV 7.125%, 5/15/24(c)	EUR	968	1,288,536
Ziggo Bond Finance BV 5.875%, 1/15/25(c)	U.S.$	634	658,481
Ziggo Secured Finance BV 5.50%, 1/15/27(c)		1,013	1,036,752

			49,174,341

Communications - Telecommunications – 2.7%
Arqiva Broadcast Finance PLC 9.50%, 3/31/20(c)	GBP	1,086	1,540,875
C&W Senior Financing Designated Activity Co. 6.875%, 9/15/27(c)	U.S.$	847	883,407
CenturyLink, Inc. Series W 6.75%, 12/01/23		437	442,506
Cincinnati Bell, Inc. 7.00%, 7/15/24(c)		1,151	1,126,926
Clear Channel Communications, Inc. 12.00%, 8/01/21(d)(e)(f)(g)		607	1,092

14 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Embarq Corp. 7.995%, 6/01/36	U.S.$	1,196	$1,213,275
Frontier Communications Corp. 6.25%, 9/15/21		307	252,238
6.875%, 1/15/25		45	33,132
7.125%, 1/15/23		154	117,906
7.625%, 4/15/24		1,118	851,056
7.875%, 1/15/27		834	597,382
10.50%, 9/15/22		511	442,292
11.00%, 9/15/25		267	226,640
Hughes Satellite Systems Corp. 7.625%, 6/15/21		1,437	1,626,673
Intelsat Jackson Holdings SA 5.50%, 8/01/23		1,675	1,422,980
7.25%, 10/15/20		443	426,930
7.50%, 4/01/21		820	778,059
8.00%, 2/15/24(c)		216	232,284
9.50%, 9/30/22(c)		516	611,715
9.75%, 7/15/25(c)		1,102	1,118,932
Level 3 Financing, Inc. 5.375%, 1/15/24		478	489,900
6.125%, 1/15/21		596	608,917
Sable International Finance Ltd. 6.875%, 8/01/22(c)		454	488,011
Sprint Corp. 7.625%, 2/15/25		1,736	1,993,685
7.875%, 9/15/23		937	1,086,737
T-Mobile USA, Inc. 6.00%, 3/01/23		743	782,426
6.375%, 3/01/25		655	704,425
6.836%, 4/28/23		543	573,890
Telecom Italia Capital SA 7.20%, 7/18/36		483	598,255
7.721%, 6/04/38		1,700	2,181,807
Telecom Italia SpA/Milano 5.303%, 5/30/24(c)		1,002	1,088,828
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC 6.00%, 4/15/23(c)		1,314	1,257,829
Wind Acquisition Finance SA 4.75%, 7/15/20(c)		785	795,234
7.375%, 4/23/21(c)		2,214	2,303,455
Windstream Services LLC 6.375%, 8/01/23		982	693,110
7.75%, 10/01/21(j)		1,715	1,254,982
Zayo Group LLC/Zayo Capital, Inc. 5.75%, 1/15/27(c)		300	317,857

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.00%, 4/01/23	U.S.$	488	$515,713
6.375%, 5/15/25		1,187	1,277,519

			32,958,880

Consumer Cyclical - Automotive – 1.3%
Adient Global Holdings Ltd. 4.875%, 8/15/26(c)		1,323	1,353,290
BCD Acquisition, Inc. 9.625%, 9/15/23(c)		2,184	2,405,248
Cooper-Standard Automotive, Inc. 5.625%, 11/15/26(c)		1,101	1,124,147
Dana Financing Luxembourg SARL 5.75%, 4/15/25(c)		215	226,473
6.50%, 6/01/26(c)		1,379	1,485,827
Exide Technologies 7.00%, 4/30/25(a)(b)(e)(k)		157	96,257
11.00%, 4/30/22(a)(b)(e)		4,008	3,407,042
Series AI 7.00%, 4/30/25(a)(d)(e)(k)		4,257	2,612,847
Goodyear Tire & Rubber Co. (The) 7.00%, 3/15/28		400	447,486
8.75%, 8/15/20		112	130,871
IHO Verwaltungs GmbH 4.125% (4.125% Cash or 4.875% PIK), 9/15/21(a)(c)		889	906,872
Meritor, Inc. 6.25%, 2/15/24		305	324,141
ZF North America Capital, Inc. 4.75%, 4/29/25(c)		1,153	1,217,660

			15,738,161

Consumer Cyclical - Entertainment – 0.2%
AMC Entertainment Holdings, Inc. 5.875%, 11/15/26		1,180	1,161,991
Silversea Cruise Finance Ltd. 7.25%, 2/01/25(c)		1,409	1,512,027

			2,674,018

Consumer Cyclical - Other – 2.9%
Beazer Homes USA, Inc. 5.875%, 10/15/27(c)		682	681,885
6.75%, 3/15/25		1,400	1,477,637
8.75%, 3/15/22		99	109,408
Caesars Entertainment Operating Co., Inc. 10.00%, 12/15/18(e)(g)(h)		700	719,250

16 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Prope 8.00%, 10/01/20	U.S.$	1,260	$1,292,231
CalAtlantic Group, Inc. 6.625%, 5/01/20		1,332	1,469,233
8.375%, 5/15/18		2,362	2,446,550
Cirsa Funding Luxembourg SA 5.75%, 5/15/21(c)	EUR	396	493,923
Diamond Resorts International, Inc. 7.75%, 9/01/23(c)	U.S.$	1,139	1,224,114
Eldorado Resorts, Inc. 6.00%, 4/01/25		676	709,949
GLP Capital LP/GLP Financing II, Inc. 5.375%, 4/15/26		404	441,152
International Game Technology PLC 6.25%, 2/15/22(c)		977	1,078,872
K. Hovnanian Enterprises, Inc. 5.00%, 11/01/21		2,257	2,028,643
10.00%, 7/15/22(c)		389	402,916
10.50%, 7/15/24(c)		389	407,932
KB Home 7.00%, 12/15/21		536	600,276
7.50%, 9/15/22		494	566,522
MDC Holdings, Inc. 5.50%, 1/15/24		150	161,819
6.00%, 1/15/43		3,010	2,903,786
Meritage Homes Corp. 6.00%, 6/01/25		1,895	2,023,959
Pinnacle Entertainment, Inc. 5.625%, 5/01/24		829	851,742
PulteGroup, Inc. 5.00%, 1/15/27		115	119,794
6.00%, 2/15/35		500	519,272
7.875%, 6/15/32		1,400	1,714,584
RSI Home Products, Inc. 6.50%, 3/15/23(c)		2,212	2,324,248
Safari Holding Verwaltungs GmbH 8.25%, 2/15/21(c)	EUR	243	297,877
Shea Homes LP/Shea Homes Funding Corp. 5.875%, 4/01/23(c)	U.S.$	420	431,543
6.125%, 4/01/25(c)		830	860,013
Standard Industries, Inc./NJ 6.00%, 10/15/25(c)		977	1,062,487
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875%, 5/15/25(c)		685	673,391

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc. 5.625%, 3/01/24(c)	U.S.$	1,700	$1,770,688
5.875%, 4/15/23(c)		875	925,312
Toll Brothers Finance Corp. 4.875%, 3/15/27		1,124	1,163,718
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.50%, 3/01/25(c)		785	817,194

			34,771,920

Consumer Cyclical - Restaurants – 0.2%
1011778 BC ULC/New Red Finance, Inc. 6.00%, 4/01/22(c)		450	464,034
Landry’s, Inc. 6.75%, 10/15/24(c)		933	944,833
Pizzaexpress Financing 2 PLC 6.625%, 8/01/21(c)	GBP	692	881,908

			2,290,775

Consumer Cyclical - Retailers – 1.0%
Dufry Finance SCA 4.50%, 8/01/23(c)	EUR	1,208	1,519,660
FirstCash, Inc. 5.375%, 6/01/24(c)	U.S.$	1,312	1,368,328
Group 1 Automotive, Inc. 5.00%, 6/01/22		372	385,459
JC Penney Corp., Inc. 6.375%, 10/15/36		421	300,662
7.40%, 4/01/37		600	452,290
L Brands, Inc. 6.875%, 11/01/35		230	224,647
6.95%, 3/01/33		500	488,889
7.60%, 7/15/37		1,000	1,005,080
Levi Strauss & Co. 5.00%, 5/01/25		1,380	1,464,043
Neiman Marcus Group Ltd. LLC 8.00%, 10/15/21(c)		2,115	1,105,087
8.75% (8.75% Cash or 9.50% PIK), 10/15/21(a)(c)		386	182,385
Penske Automotive Group, Inc. 5.50%, 5/15/26		946	979,351
PetSmart, Inc. 7.125%, 3/15/23(c)		1,140	890,950
Rite Aid Corp. 6.125%, 4/01/23(c)		536	521,553

18 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Sonic Automotive, Inc. 5.00%, 5/15/23	U.S.$	534	$521,736
6.125%, 3/15/27		817	838,219

			12,248,339

Consumer Non-Cyclical – 3.8%
Acadia Healthcare Co., Inc. 6.50%, 3/01/24		684	735,343
Air Medical Group Holdings, Inc. 6.375%, 5/15/23(c)		535	516,859
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC 5.75%, 3/15/25		274	242,013
6.625%, 6/15/24		1,712	1,597,423
Alere, Inc. 6.375%, 7/01/23(c)		392	421,381
7.25%, 7/01/18		765	767,711
BI-LO LLC/BI-LO Finance Corp. 8.625% (8.625% Cash or 9.375% PIK), 9/15/18(a)(c)		1,894	620,218
9.25%, 2/15/19(c)		1,553	1,413,769
Boparan Finance PLC 5.50%, 7/15/21(c)	GBP	966	1,220,992
Catalent Pharma Solutions, Inc. 4.75%, 12/15/24(c)	EUR	400	509,525
CHS/Community Health Systems, Inc. 6.875%, 2/01/22	U.S.$	3,223	2,528,791
7.125%, 7/15/20		828	747,188
8.00%, 11/15/19		408	397,719
Concordia International Corp. 7.00%, 4/15/23(c)		186	32,550
9.50%, 10/21/22(c)		3,137	576,424
DaVita, Inc. 5.00%, 5/01/25		496	489,513
Diamond BC BV 5.625%, 8/15/25(c)	EUR	362	434,490
Eagle Holding Co. II LLC 7.625% (7.625% Cash or 8.375% PIK), 5/15/22(a)(c)	U.S.$	179	185,677
Endo Dac/Endo Finance LLC/Endo Finco, Inc. 6.00%, 7/15/23-2/01/25(c)		3,790	3,098,550
Endo Finance LLC 5.75%, 1/15/22(c)		458	402,908
Endo Finance LLC/Endo Finco, Inc. 5.375%, 1/15/23(c)		200	163,082

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Envision Healthcare Corp. 5.625%, 7/15/22	U.S.$	1,009	$1,052,607
6.25%, 12/01/24(c)		694	743,499
First Quality Finance Co., Inc. 4.625%, 5/15/21(c)		3,247	3,282,071
HCA, Inc. 4.25%, 10/15/19		1,475	1,526,464
4.50%, 2/15/27		135	137,998
5.25%, 6/15/26		235	252,854
Hill-Rom Holdings, Inc. 5.75%, 9/01/23(c)		265	279,851
Kinetic Concepts, Inc./KCI USA, Inc. 7.875%, 2/15/21(c)		506	530,577
Lamb Weston Holdings, Inc. 4.625%, 11/01/24(c)		439	459,204
4.875%, 11/01/26(c)		440	461,471
LifePoint Health, Inc. 5.375%, 5/01/24		258	268,218
5.875%, 12/01/23		1,448	1,531,117
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.50%, 4/15/25(c)		772	695,876
5.625%, 10/15/23(c)		394	367,878
5.75%, 8/01/22(c)		1,181	1,152,434
MEDNAX, Inc. 5.25%, 12/01/23(c)		422	440,868
MPH Acquisition Holdings LLC 7.125%, 6/01/24(c)		1,563	1,677,288
Post Holdings, Inc. 5.00%, 8/15/26(c)		442	441,306
5.50%, 3/01/25(c)		642	666,809
Revlon Consumer Products Corp. 6.25%, 8/01/24		568	439,416
Spectrum Brands, Inc. 4.00%, 10/01/26(c)	EUR	530	648,093
6.125%, 12/15/24	U.S.$	361	386,657
6.625%, 11/15/22		560	583,287
Synlab Bondco PLC 6.25%, 7/01/22(c)	EUR	1,525	1,919,993
Synlab Unsecured Bondco PLC 8.25%, 7/01/23(c)		700	904,376
Tenet Healthcare Corp. 6.00%, 10/01/20	U.S.$	95	101,371
6.75%, 6/15/23(j)		1,308	1,254,522
6.875%, 11/15/31		1,174	1,017,162
8.125%, 4/01/22		752	763,769

20 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Valeant Pharmaceuticals International 7.00%, 10/01/20(c)	U.S.$	330	$332,644
7.25%, 7/15/22(c)		635	620,741
Valeant Pharmaceuticals International, Inc. 5.375%, 3/15/20(c)		846	844,140
5.50%, 3/01/23(c)		230	202,256
5.875%, 5/15/23(c)		212	187,090
6.125%, 4/15/25(c)		1,176	1,029,856
6.50%, 3/15/22(c)		287	303,985
Vizient, Inc. 10.375%, 3/01/24(c)		404	464,538
Voyage Care BondCo PLC 5.875%, 5/01/23(c)	GBP	891	1,240,215

			46,314,627

Energy – 4.3%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp. 7.875%, 12/15/24(c)	U.S.$	897	969,087
Berry Petroleum Co. LLC 6.375%, 9/15/22(d)(e)(f)(g)		2,383	– 0	–
Bill Barrett Corp. 7.00%, 10/15/22		328	312,858
8.75%, 6/15/25		842	811,951
California Resources Corp. 5.50%, 9/15/21		299	159,218
6.00%, 11/15/24		232	104,690
8.00%, 12/15/22(c)		2,983	1,942,679
Carrizo Oil & Gas, Inc. 6.25%, 4/15/23		347	352,510
7.50%, 9/15/20		246	251,094
8.25%, 7/15/25		301	326,757
Cheniere Corpus Christi Holdings LLC 7.00%, 6/30/24		930	1,059,778
Cheniere Energy Partners LP 5.25%, 10/01/25(c)		1,055	1,078,871
Cheniere Energy, Inc. 4.875%, 5/28/21(a)(c)(e)(k)		1,039	1,015,048
Chesapeake Energy Corp. 4.875%, 4/15/22(j)		2,138	1,997,497
6.125%, 2/15/21		505	508,216
8.00%, 1/15/25(c)		111	112,206
Continental Resources, Inc./OK 3.80%, 6/01/24		96	92,659
4.90%, 6/01/44		212	192,407
5.00%, 9/15/22		1,119	1,136,844
DCP Midstream Operating LP 5.60%, 4/01/44		1,848	1,733,095

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Denbury Resources, Inc. 4.625%, 7/15/23	U.S.$	439	$235,963
5.50%, 5/01/22		530	302,762
Diamond Offshore Drilling, Inc. 7.875%, 8/15/25		2,451	2,591,249
Energy Transfer Equity LP 7.50%, 10/15/20		309	348,225
Ensco PLC 4.50%, 10/01/24		290	241,609
5.20%, 3/15/25		406	340,304
EP Energy LLC/Everest Acquisition Finance, Inc. 6.375%, 6/15/23		467	288,373
7.75%, 9/01/22		449	285,115
8.00%, 2/15/25(c)		1,792	1,393,690
9.375%, 5/01/20		710	592,333
Genesis Energy LP/Genesis Energy Finance Corp. 6.75%, 8/01/22		129	131,376
Golden Energy Offshore Services AS 5.00%, 12/31/17(b)(e)	NOK	9,162	517,667
Gulfport Energy Corp. 6.00%, 10/15/24	U.S.$	325	327,135
6.375%, 5/15/25		1,054	1,069,116
Hilcorp Energy I LP/Hilcorp Finance Co. 5.00%, 12/01/24(c)		340	334,232
5.75%, 10/01/25(c)		1,610	1,626,828
Murphy Oil Corp. 6.875%, 8/15/24		208	222,074
Murphy Oil USA, Inc. 5.625%, 5/01/27		69	74,371
6.00%, 8/15/23		716	755,933
Nabors Industries, Inc. 4.625%, 9/15/21		526	518,342
5.50%, 1/15/23		1,146	1,138,752
Noble Holding International Ltd. 5.25%, 3/15/42		191	126,060
6.20%, 8/01/40		276	191,130
7.70%, 4/01/25		375	322,198
7.75%, 1/15/24		1,136	1,010,463
Oasis Petroleum, Inc. 6.875%, 3/15/22		376	382,245
Pacific Drilling SA 5.375%, 6/01/20(b)		2,442	842,490
PDC Energy, Inc. 6.125%, 9/15/24		490	511,055

22 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

PHI, Inc. 5.25%, 3/15/19	U.S.$	1,567	$1,523,907
QEP Resources, Inc. 5.25%, 5/01/23		1,248	1,214,627
6.875%, 3/01/21		1,225	1,290,242
Range Resources Corp. 5.00%, 8/15/22-3/15/23(c)		1,061	1,056,393
5.875%, 7/01/22(c)		97	100,041
Rowan Cos., Inc. 5.40%, 12/01/42		536	405,446
7.375%, 6/15/25		905	892,402
Sanchez Energy Corp. 6.125%, 1/15/23		851	729,294
SandRidge Energy, Inc. 7.50%, 2/15/23(d)(e)(f)(g)		865	– 0	–
8.125%, 10/15/22(d)(e)(f)(g)		2,076	– 0	–
Seitel, Inc. 9.50%, 4/15/19		597	599,626
SemGroup Corp. 7.25%, 3/15/26(c)		540	543,513
SM Energy Co. 5.625%, 6/01/25		1,150	1,093,471
6.50%, 1/01/23		1,000	1,007,477
Southern Star Central Corp. 5.125%, 7/15/22(c)		1,200	1,242,916
Transocean Phoenix 2 Ltd. 7.75%, 10/15/24(c)		1,155	1,242,676
Transocean, Inc. 5.80%, 10/15/22		1,092	1,071,533
6.80%, 3/15/38		2,443	1,997,033
9.00%, 7/15/23(c)		652	704,049
Vantage Drilling International 7.125%, 4/01/23(d)(e)(f)(g)		1,283	– 0	–
7.50%, 11/01/19(d)(e)(f)(g)		2,176	– 0	–
10.00%, 12/31/20(b)(e)		87	85,260
10.00%, 12/31/20(d)(e)		105	102,900
Weatherford International Ltd. 6.50%, 8/01/36		752	644,422
6.75%, 9/15/40		849	744,944
7.00%, 3/15/38		600	534,394
7.75%, 6/15/21		594	617,683
9.875%, 2/15/24(c)		806	887,508
Whiting Petroleum Corp. 1.25%, 4/01/20(k)		542	483,057
5.00%, 3/15/19		593	594,396
WPX Energy, Inc. 8.25%, 8/01/23		187	209,598

			52,497,363

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Other Industrial – 1.1%
American Builders & Contractors Supply Co., Inc. 5.75%, 12/15/23(c)	U.S.$	1,696	$1,805,513
American Tire Distributors, Inc. 10.25%, 3/01/22(c)		2,205	2,305,173
General Cable Corp. 4.50%, 11/15/29(k)(m)		1,158	1,027,725
5.75%, 10/01/22		967	971,011
Global Partners LP/GLP Finance Corp. 6.25%, 7/15/22		2,976	3,020,491
H&E Equipment Services, Inc. 5.625%, 9/01/25(c)		437	460,882
HRG Group, Inc. 7.875%, 7/15/19		2,084	2,124,002
Laureate Education, Inc. 8.25%, 5/01/25(c)		1,085	1,169,088

			12,883,885

Services – 1.6%
APX Group, Inc. 7.875%, 12/01/22		1,746	1,896,610
8.75%, 12/01/20		1,328	1,368,386
Aramark Services, Inc. 5.125%, 1/15/24		274	290,722
Carlson Travel, Inc. 6.75%, 12/15/23(c)		716	708,641
Ceridian HCM Holding, Inc. 11.00%, 3/15/21(c)		897	948,182
CSVC Acquisition Corp. 7.75%, 6/15/25(c)		1,311	1,285,122
eDreams ODIGEO SA 8.50%, 8/01/21(c)	EUR	1,597	2,054,481
Gartner, Inc. 5.125%, 4/01/25(c)	U.S.$	482	508,680
GEO Group, Inc. (The) 5.125%, 4/01/23		162	163,766
5.875%, 1/15/22-10/15/24		670	694,893
6.00%, 4/15/26		522	548,457
KAR Auction Services, Inc. 5.125%, 6/01/25(c)		458	476,320
Nielsen Finance LLC/Nielsen Finance Co. 5.00%, 4/15/22(c)		599	620,648
Prime Security Services Borrower LLC/Prime Finance, Inc. 9.25%, 5/15/23(c)		2,871	3,167,408
Ritchie Bros Auctioneers, Inc. 5.375%, 1/15/25(c)		366	386,686

24 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Sabre GLBL, Inc. 5.25%, 11/15/23(c)	U.S.$	607	$626,361
5.375%, 4/15/23(c)		720	742,284
Service Corp. International/US 7.50%, 4/01/27		1,500	1,793,482
Team Health Holdings, Inc. 6.375%, 2/01/25(c)(j)		861	815,468

			19,096,597

Technology – 1.6%
Amkor Technology, Inc. 6.375%, 10/01/22		2,681	2,772,116
Ascend Learning LLC 6.875%, 8/01/25(c)		302	317,988
Avaya, Inc. 10.50%, 3/01/21(c)(e)(g)(h)		13,116	566,113
BMC Software Finance, Inc. 8.125%, 7/15/21(c)		2,349	2,417,650
BMC Software, Inc. 7.25%, 6/01/18		44	44,983
Boxer Parent Co., Inc. 9.00% (9.00% Cash or 9.75% PIK), 10/15/19(a)(c)		821	822,769
CDW LLC/CDW Finance Corp. 5.50%, 12/01/24		270	300,459
Compiler Finance Sub, Inc. 7.00%, 5/01/21(c)		411	227,077
Conduent Finance, Inc./Conduent Business Services LLC 10.50%, 12/15/24(c)		1,371	1,615,813
CURO Financial Technologies Corp. 12.00%, 3/01/22(c)		671	723,979
Dell International LLC/EMC Corp. 7.125%, 6/15/24(c)		251	277,437
Dell, Inc. 6.50%, 4/15/38		1,345	1,371,817
Goodman Networks, Inc. 8.00%, 5/11/22(e)		699	558,654
Infor US, Inc. 6.50%, 5/15/22		1,286	1,332,587
Micron Technology, Inc. 5.25%, 8/01/23-1/15/24(c)		950	993,751
5.50%, 2/01/25		686	731,751
Nokia Oyj 6.625%, 5/15/39		527	609,200
Quintiles IMS, Inc. 3.25%, 3/15/25(c)	EUR	782	939,897

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Solera LLC/Solera Finance, Inc. 10.50%, 3/01/24(c)	U.S.$	905	$1,029,933
Symantec Corp. 5.00%, 4/15/25(c)		687	717,920
Western Digital Corp. 10.50%, 4/01/24		860	1,010,204

			19,382,098

Transportation - Airlines – 0.1%
UAL Pass-Through Trust Series 2007-1A 6.636%, 7/02/22		1,075	1,166,109

Transportation - Services – 1.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.25%, 3/15/25(c)		311	311,175
5.50%, 4/01/23		524	535,771
CEVA Group PLC 9.00%, 9/01/21(c)		1,836	1,705,304
EC Finance PLC 5.125%, 7/15/21(c)	EUR	836	1,013,046
Europcar Groupe SA 5.75%, 6/15/22(c)		670	837,198
Herc Rentals, Inc. 7.75%, 6/01/24(c)	U.S.$	1,711	1,852,975
Hertz Corp. (The) 5.50%, 10/15/24(c)		2,807	2,531,897
5.875%, 10/15/20		414	409,071
7.625%, 6/01/22(c)		436	449,054
Loxam SAS 3.50%, 4/15/22(c)	EUR	186	230,604
4.25%, 4/15/24(c)		138	174,647
United Rentals North America, Inc. 5.50%, 5/15/27	U.S.$	477	508,463
5.75%, 11/15/24		1,005	1,068,316
XPO CNW, Inc. 6.70%, 5/01/34		1,371	1,336,600
XPO Logistics, Inc. 6.125%, 9/01/23(c)		522	545,477

			13,509,598

			373,784,805

Financial Institutions – 5.4%
Banking – 3.5%
Allied Irish Banks PLC Series E 7.375%, 12/03/20(c)(n)	EUR	871	1,143,770

26 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ally Financial, Inc. 8.00%, 11/01/31	U.S.$	1,151	$1,487,528
Banco Bilbao Vizcaya Argentaria SA 8.875%, 4/14/21(c)(n)	EUR	2,000	2,747,972
Banco Santander SA 6.25%, 3/12/19(c)(n)		400	487,088
6.75%, 4/25/22(c)(n)		700	910,831
Bank of Ireland 7.375%, 6/18/20(c)(n)		1,455	1,912,234
Barclays Bank PLC 6.86%, 6/15/32(c)(n)	U.S.$	166	199,575
7.70%, 4/25/18(c)(n)		1,105	1,134,528
Barclays PLC 8.00%, 12/15/20(n)	EUR	1,732	2,299,002
Citigroup, Inc. 5.95%, 1/30/23(n)	U.S.$	2,689	2,893,351
Credit Agricole SA 7.589%, 1/30/20(c)(n)	GBP	1,000	1,495,004
8.125%, 12/23/25(c)(n)	U.S.$	1,461	1,729,459
Credit Suisse Group AG 6.25%, 12/18/24(c)(n)		1,404	1,493,688
7.50%, 12/11/23(c)(n)		3,043	3,438,590
Intesa Sanpaolo SpA 3.928%, 9/15/26(c)	EUR	434	552,557
5.71%, 1/15/26(c)	U.S.$	2,078	2,191,758
Lloyds Banking Group PLC 6.413%, 10/01/35(c)(n)		235	266,987
6.657%, 5/21/37(c)(n)		98	113,166
7.50%, 6/27/24(n)		528	591,122
Macquarie Bank Ltd./London 6.125%, 3/08/27(c)(n)		200	206,821
Royal Bank of Scotland Group PLC 2.001%, 12/31/17(c)(n)	EUR	150	171,080
8.625%, 8/15/21(n)	U.S.$	3,518	3,905,071
Series U 3.655%, 9/30/27(n)		1,100	1,053,576
SNS Bank NV Series E 11.25%, 12/31/49(d)(e)(f)(g)	EUR	620	– 0	–
Societe Generale SA 7.375%, 9/13/21(c)(n)	U.S.$	1,485	1,607,513
8.00%, 9/29/25(c)(n)		1,124	1,286,980
Standard Chartered PLC 7.50%, 4/02/22(c)(n)		810	866,711
7.75%, 4/02/23(c)(n)		440	477,217
SunTrust Banks, Inc. Series G 5.05%, 6/15/22(n)		853	871,388

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

UBS Group AG 7.00%, 2/19/25(c)(n)	U.S.$	2,492	$2,799,874
UniCredit SpA 9.25%, 6/03/22(c)(n)	EUR	960	1,318,336
Zions Bancorporation 5.65%, 11/15/23	U.S.$	508	525,335

			42,178,112

Brokerage – 0.1%
Lehman Brothers Holdings, Inc. 6.875%, 5/02/18(e)(g)		1,690	105,625
LPL Holdings, Inc. 5.75%, 9/15/25(c)		1,517	1,573,513

			1,679,138

Finance – 1.0%
Enova International, Inc. 8.50%, 9/01/24(c)		770	770,582
9.75%, 6/01/21		1,122	1,185,442
ILFC E-Capital Trust II 4.61% (H15T 30 Year + 1.80%), 12/21/65(c)(l)		2,000	1,910,000
Lincoln Finance Ltd. 6.875%, 4/15/21(c)	EUR	1,139	1,428,865
Navient Corp. 5.50%, 1/15/19	U.S.$	2,496	2,578,161
5.875%, 3/25/21		324	339,806
6.50%, 6/15/22		406	430,779
6.625%, 7/26/21		231	247,604
7.25%, 1/25/22		377	411,438
8.00%, 3/25/20		233	257,012
SLM Corp. 5.125%, 4/05/22		605	620,334
TMX Finance LLC/TitleMax Finance Corp. 8.50%, 9/15/18(c)		1,801	1,666,485

			11,846,508

Insurance – 0.4%
Galaxy Bidco Ltd. 6.375%, 11/15/20(c)	GBP	133	181,554
Genworth Holdings, Inc. 3.318% (LIBOR 3 Month + 2.00%), 11/15/66(l)	U.S.$	240	111,000
7.625%, 9/24/21		1,216	1,186,536
Liberty Mutual Group, Inc. 7.80%, 3/15/37(c)		2,559	3,226,994

			4,706,084

28 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Other Finance – 0.3%
Creditcorp 12.00%, 7/15/18(b)	U.S.$	1,300	$1,118,000
Intrum Justitia AB 2.75%, 7/15/22(c)	EUR	977	1,170,803
3.125%, 7/15/24(c)		489	583,859
LHC3 PLC 4.125%, 8/15/24(a)(c)		239	287,576
Tempo Acquisition LLC/Tempo Acquisition Finance Corp. 6.75%, 6/01/25(c)	U.S.$	1,110	1,125,664
VFH Parent LLC/Orchestra Co-Issuer, Inc. 6.75%, 6/15/22(c)		107	111,285

			4,397,187

REITS – 0.1%
MPT Operating Partnership LP/MPT Finance Corp. 5.00%, 10/15/27		218	224,101
5.25%, 8/01/26		155	160,643
5.50%, 5/01/24		264	276,775

			661,519

			65,468,548

Utility – 1.2%
Electric – 1.2%
AES Corp./VA 4.875%, 5/15/23		1,013	1,040,760
7.375%, 7/01/21		634	723,872
Calpine Corp. 5.375%, 1/15/23		1,918	1,867,031
5.50%, 2/01/24		985	938,602
5.75%, 1/15/25		68	64,246
ContourGlobal Power Holdings SA 5.125%, 6/15/21(c)	EUR	1,501	1,858,511
DPL, Inc. 6.75%, 10/01/19	U.S.$	343	362,046
Dynegy, Inc. 7.375%, 11/01/22		1,604	1,674,000
7.625%, 11/01/24		981	1,016,304
NRG Energy, Inc. 7.25%, 5/15/26		1,791	1,924,492
NRG Yield Operating LLC 5.375%, 8/15/24		843	884,333
Talen Energy Supply LLC 4.60%, 12/15/21		1,683	1,386,535

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Texas Competitive/TCEH 11.50%, 10/01/20(b)(e)(f)(g)	U.S.$	626	$	– 0	–

				13,740,732

Natural Gas – 0.0%
NGL Energy Partners LP/NGL Energy Finance Corp. 7.50%, 11/01/23		261		259,761

				14,000,493

Total Corporates – Non-Investment Grade (cost $449,596,457)				453,253,846

GOVERNMENTS – TREASURIES – 14.4%
Colombia – 0.4%
Colombian TES Series B 7.00%, 5/04/22	COP	3,621,500		1,278,408
10.00%, 7/24/24		8,000,000		3,267,925

				4,546,333

Indonesia – 0.8%
Indonesia Treasury Bond Series FR53 8.25%, 7/15/21	IDR	15,727,000		1,244,709
Series FR70 8.375%, 3/15/24		27,674,000		2,257,540
Series FR73 8.75%, 5/15/31		37,753,000		3,224,800
JPMorgan Chase Bank, NA 9.50%, 5/17/41(c)		27,844,000		2,504,492

				9,231,541

Malaysia – 0.5%
Malaysia Government Bond Series 511 3.58%, 9/28/18	MYR	23,700		5,634,791

Mexico – 2.3%
Mexican Bonos Series M 6.50%, 6/10/21	MXN	192,634		10,505,047
8.00%, 6/11/20		106,613		6,037,806
Series M 20 7.50%, 6/03/27		91,533		5,243,636
10.00%, 12/05/24		90,347		5,874,760

				27,661,249

30 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Russia – 0.8%
Russian Federal Bond – OFZ Series 6209 7.60%, 7/20/22	RUB	37,074	$647,661
Series 6212 7.05%, 1/19/28		185,020	3,119,529
Series 6217 7.50%, 8/18/21		360,108	6,260,599

			10,027,789

South Africa – 1.0%
Republic of South Africa Government Bond Series 2048 8.75%, 2/28/48	ZAR	33,971	2,269,379
Series R186 10.50%, 12/21/26		104,671	8,672,246
Series R204 8.00%, 12/21/18		10,750	803,008
Series R213 7.00%, 2/28/31		13,273	816,466

			12,561,099

United States – 8.5%
U.S. Treasury Bonds 2.75%, 11/15/42(o)	U.S.$	3,000	2,962,031
3.125%, 2/15/42		4,000	4,231,875
4.50%, 2/15/36(p)		2,400	3,086,250
5.00%, 5/15/37(o)(p)		3,500	4,782,969
5.25%, 2/15/29(p)		5,750	7,402,227
6.125%, 11/15/27(p)		2,200	2,958,313
6.25%, 5/15/30(j)		7,800	11,072,343
8.125%, 5/15/21(p)		10,250	12,549,844
U.S. Treasury Notes 0.875%, 4/15/19(j)(p)		43,074	42,710,563
2.25%, 11/15/25		1,000	1,000,000
2.25%, 2/15/27(p)		10,973	10,907,848

			103,664,263

Uruguay – 0.1%
Uruguay Government International Bond 8.50%, 3/15/28(c)	UYU	23,821	847,252
9.875%, 6/20/22(c)		18,660	694,004

			1,541,256

Total Governments – Treasuries (cost $172,639,606)			174,868,321

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 11.7%
Risk Share Floating Rate – 8.8%
Bellemeade Re II Ltd. Series 2016-1A, Class B1 13.237% (LIBOR 1 Month + 12.00%), 4/25/26(b)(l)	U.S.$	283	$308,985
Series 2016-1A, Class M2B 7.737% (LIBOR 1 Month + 6.50%), 4/25/26(b)(l)		3,572	3,673,008
Bellemeade Re Ltd. Series 2015-1A, Class M2 5.537% (LIBOR 1 Month + 4.30%), 7/25/25(b)(l)		826	842,524
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN1, Class M2 8.387% (LIBOR 1 Month + 7.15%), 7/25/23(l)		2,350	2,857,273
Series 2013-DN2, Class M2 5.487% (LIBOR 1 Month + 4.25%), 11/25/23(l)		1,925	2,117,507
Series 2014-DN1, Class M3 5.737% (LIBOR 1 Month + 4.50%), 2/25/24(l)		1,939	2,226,657
Series 2014-DN2, Class M3 4.837% (LIBOR 1 Month + 3.60%), 4/25/24(l)		514	561,103
Series 2014-DN3, Class M3 5.237% (LIBOR 1 Month + 4.00%), 8/25/24(l)		784	835,803
Series 2014-DN4, Class M3 5.787% (LIBOR 1 Month + 4.55%), 10/25/24(l)		468	507,271
Series 2014-HQ1, Class M3 5.337% (LIBOR 1 Month + 4.10%), 8/25/24(l)		1,686	1,825,168
Series 2014-HQ2, Class M3 4.987% (LIBOR 1 Month + 3.75%), 9/25/24(l)		3,710	4,158,210
Series 2014-HQ3, Class M3 5.987% (LIBOR 1 Month + 4.75%), 10/25/24(l)		5,055	5,592,396
Series 2015-DN1, Class B 12.737% (LIBOR 1 Month + 11.50%), 1/25/25(l)		1,196	1,598,715
Series 2015-DN1, Class M3 5.387% (LIBOR 1 Month + 4.15%), 1/25/25(l)		1,700	1,826,989

32 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-DNA1, Class B 10.437% (LIBOR 1 Month + 9.20%), 10/25/27(l)	U.S.$	598	$752,153
Series 2015-DNA1, Class M3 4.537% (LIBOR 1 Month + 3.30%), 10/25/27(l)		480	532,233
Series 2015-DNA2, Class B 8.787% (LIBOR 1 Month + 7.55%), 12/25/27(l)		1,462	1,625,955
Series 2015-DNA3, Class B 10.587% (LIBOR 1 Month + 9.35%), 4/25/28(l)		1,031	1,233,367
Series 2015-HQ1, Class B 11.987% (LIBOR 1 Month + 10.75%), 3/25/25(l)		3,923	4,995,103
Series 2015-HQ1, Class M3 5.037% (LIBOR 1 Month + 3.80%), 3/25/25(l)		530	570,755
Series 2015-HQA1, Class B 10.037% (LIBOR 1 Month + 8.80%), 3/25/28(l)		1,013	1,157,923
Series 2015-HQA1, Class M3 5.937% (LIBOR 1 Month + 4.70%), 3/25/28(l)		1,455	1,642,388
Series 2016-DNA2, Class B 11.737% (LIBOR 1 Month + 10.50%), 10/25/28(l)		863	1,066,522
Series 2016-DNA2, Class M3 5.887% (LIBOR 1 Month + 4.65%), 10/25/28(l)		811	909,222
Series 2016-DNA3, Class B 12.487% (LIBOR 1 Month + 11.25%), 12/25/28(l)		2,784	3,496,537
Series 2016-DNA3, Class M3
6.237% (LIBOR 1 Month + 5.00%), 12/25/28(l)		1,113	1,268,024
Series 2016-DNA4, Class B 9.837% (LIBOR 1 Month + 8.60%), 3/25/29(l)		397	430,754
Series 2016-HQA2, Class B 12.737% (LIBOR 1 Month + 11.50%), 11/25/28(l)		423	518,781
Series 2017-DNA2, Class M2 4.687% (LIBOR 1 Month + 3.45%), 10/25/29(l)		599	633,210

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association Connecticut Avenue Securities Series 2013-C01, Class M2 6.487% (LIBOR 1 Month + 5.25%), 10/25/23(l)	U.S.$	1,451	$1,670,947
Series 2014-C01, Class M2 5.637% (LIBOR 1 Month + 4.40%), 1/25/24(l)		3,991	4,483,335
Series 2014-C03, Class 1M2 4.237% (LIBOR 1 Month + 3.00%), 7/25/24(l)		1,147	1,207,256
Series 2014-C04, Class 1M2 6.137% (LIBOR 1 Month + 4.90%), 11/25/24(l)		3,129	3,544,167
Series 2015-C01, Class 1M2 5.537% (LIBOR 1 Month + 4.30%), 2/25/25(l)		3,197	3,424,254
Series 2015-C01, Class 2M2 5.787% (LIBOR 1 Month + 4.55%), 2/25/25(l)		1,630	1,739,656
Series 2015-C02, Class 1M2 5.237% (LIBOR 1 Month + 4.00%), 5/25/25(l)		943	1,004,468
Series 2015-C02, Class 2M2 5.237% (LIBOR 1 Month + 4.00%), 5/25/25(l)		1,797	1,898,560
Series 2015-C03, Class 1M2 6.237% (LIBOR 1 Month + 5.00%), 7/25/25(l)		2,901	3,207,765
Series 2015-C03, Class 2M2 6.237% (LIBOR 1 Month + 5.00%), 7/25/25(l)		2,656	2,904,355
Series 2015-C04, Class 1M2 6.937% (LIBOR 1 Month + 5.70%), 4/25/28(l)		3,342	3,759,911
Series 2015-C04, Class 2M2 6.787% (LIBOR 1 Month + 5.55%), 4/25/28(l)		1,298	1,437,891
Series 2016-C01, Class 1B 12.987% (LIBOR 1 Month + 11.75%), 8/25/28(l)		685	908,580
Series 2016-C01, Class 1M2 7.987% (LIBOR 1 Month + 6.75%), 8/25/28(l)		2,077	2,452,526
Series 2016-C01, Class 2M2 8.187% (LIBOR 1 Month + 6.95%), 8/25/28(l)		761	901,722

34 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-C02, Class 1B 13.487% (LIBOR 1 Month + 12.25%), 9/25/28(l)	U.S.$	450	$615,490
Series 2016-C02, Class 1M2 7.237% (LIBOR 1 Month + 6.00%), 9/25/28(l)		2,375	2,751,468
Series 2016-C03, Class 1B 12.987% (LIBOR 1 Month + 11.75%), 10/25/28(l)		374	496,790
Series 2016-C03, Class 2B 13.987% (LIBOR 1 Month + 12.75%), 10/25/28(l)		634	862,151
Series 2016-C03, Class 2M2 7.137% (LIBOR 1 Month + 5.90%), 10/25/28(l)		3,707	4,246,771
Series 2016-C04, Class 1B 11.487% (LIBOR 1 Month + 10.25%), 1/25/29(l)		1,494	1,843,595
Series 2016-C05, Class 2B 11.244% (LIBOR 1 Month + 10.75%), 1/25/29(l)		1,823	2,194,518
Series 2016-C05, Class 2M2 5.687% (LIBOR 1 Month + 4.45%), 1/25/29(l)		1,486	1,628,379
Series 2016-C06, Class 1B 10.487% (LIBOR 1 Month + 9.25%), 4/25/29(l)		1,288	1,520,890
Series 2016-C07, Class 2B 10.737% (LIBOR 1 Month + 9.50%), 5/25/29(l)		1,562	1,854,821
Series 2016-C07, Class 2M2 5.587% (LIBOR 1 Month + 4.35%), 5/25/29(l)		918	998,007
Series 2017-C02, Class 2M2 4.887% (LIBOR 1 Month + 3.65%), 9/25/29(l)		1,152	1,219,067
JP Morgan Madison Avenue Securities Trust Series 2015-CH1, Class M2 6.737% (LIBOR 1 Month + 5.50%), 10/25/25(c)(l)		1,432	1,576,786
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 6.737% (LIBOR 1 Month + 5.50%), 11/25/25(b)(l)		617	702,122

			106,820,784

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Non-Agency Fixed Rate – 1.8%
Alternative Loan Trust Series 2006-24CB, Class A15 5.75%, 6/25/36	U.S.$	967	$816,042
Series 2006-41CB, Class 2A13 5.75%, 1/25/37		803	664,979
Series 2006-42, Class 1A6 6.00%, 1/25/47		810	685,358
Series 2006-HY12, Class A5 3.344%, 8/25/36		1,684	1,680,506
Series 2006-J1, Class 1A10 5.50%, 2/25/36		1,453	1,323,880
Series 2006-J5, Class 1A1 6.50%, 9/25/36		1,027	860,143
Series 2007-13, Class A2 6.00%, 6/25/47		1,219	1,045,922
BCAP LLC Trust Series 2009-RR13, Class 17A3 5.876%, 4/26/37(c)		482	376,063
Bear Stearns ARM Trust Series 2007-3, Class 1A1 3.666%, 5/25/47		277	262,930
Series 2007-4, Class 22A1 3.599%, 6/25/47		1,013	981,093
BNPP Mortgage Securities LLC Trust Series 2009-1, Class B1 6.00%, 8/27/37(c)		809	664,484
ChaseFlex Trust Series 2007-1, Class 1A3 6.50%, 2/25/37		637	494,297
Citigroup Mortgage Loan Trust Series 2006-4, Class 2A1A 6.00%, 12/25/35		1,573	1,498,435
Series 2007-AR4, Class 1A1A 3.344%, 3/25/37		206	199,010
Series 2010-3, Class 2A2 6.00%, 8/25/37(c)		417	362,996
CitiMortgage Alternative Loan Trust Series 2007-A3, Class 1A4 5.75%, 3/25/37		1,137	1,039,461
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-4, Class 1A39 6.00%, 5/25/37		485	397,934
Series 2007-HY4, Class 1A1 3.391%, 9/25/47		349	326,149

36 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Credit Suisse Mortgage Trust Series 2009-8R, Class 6A2 6.00%, 1/26/38(c)	U.S.$	118	$95,853
Series 2010-9R, Class 1A5 4.00%, 8/27/37(c)		623	617,841
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36		434	364,196
First Horizon Alternative Mortgage Securities Trust Series 2006-FA1, Class 1A3 5.75%, 4/25/36		666	556,933
Morgan Stanley Mortgage Loan Trust Series 2005-10, Class 4A1 5.50%, 12/25/35		384	346,705
Series 2007-12, Class 3A22 6.00%, 8/25/37		110	93,585
Residential Accredit Loans, Inc. Trust Series 2005-QS14, Class 3A1 6.00%, 9/25/35		597	567,071
Residential Asset Securitization Trust Series 2006-A8, Class 3A4 6.00%, 8/25/36		232	206,576
Structured Adjustable Rate Mortgage Loan Trust Series 2006-9, Class 4A1 3.367%, 10/25/36		554	514,721
Washington Mutual Mortgage Pass-Through Certificates Trust Series 2006-7, Class A4 4.333%, 9/25/36		1,754	915,134
Series 2006-9, Class A4 4.774%, 10/25/36		1,727	911,026
Wells Fargo Alternative Loan Trust Series 2007-PA3, Class 3A1 6.25%, 7/25/37		1,169	1,114,169
Wells Fargo Mortgage Backed Securities Trust Series 2007-AR7, Class A1 3.346%, 12/28/37		1,604	1,548,170

			21,531,662

Non-Agency Floating Rate – 1.1%
Alternative Loan Trust Series 2007-7T2, Class A3 1.837% (LIBOR 1 Month + 0.60%), 4/25/37(l)		2,992	1,450,781

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Citigroup Mortgage Loan Trust Series 2005-8, Class 2A2 3.563% (4.80% – LIBOR 1 Month), 9/25/35(q)	U.S.$	553	$32,176
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-13, Class A7 1.837% (LIBOR 1 Month + 0.60%), 8/25/37(l)		697	519,745
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A10 1.487% (LIBOR 1 Month + 0.25%), 4/25/37(l)		414	219,288
Series 2007-FA2, Class 1A6 4.313% (5.55% – LIBOR 1 Month), 4/25/37(q)		140	23,192
Lehman XS Trust Series 2007-10H, Class 2AIO 5.763% (7.00% – LIBOR 1 Month), 7/25/37(q)		453	87,673
Residential Accredit Loans, Inc. Trust Series 2006-QS18, Class 2A2 5.313% (6.55% – LIBOR 1 Month), 12/25/36(q)		4,838	974,074
Structured Asset Mortgage Investments II Trust Series 2007-AR6, Class A1 2.389% (12MTA + 1.50%), 8/25/47(l)		1,791	1,687,267
Wachovia Mortgage Loan Trust Series Series 2006-ALT1, Class A2 1.417% (LIBOR 1 Month + 0.18%), 1/25/37(l)		11,705	8,585,404

			13,579,600

Total Collateralized Mortgage Obligations (cost $129,184,746)			141,932,046

EMERGING MARKETS – TREASURIES – 8.1%
Argentina – 1.4%
Argentine Bonos del Tesoro 15.50%, 10/17/26	ARS	34,006	2,085,134
16.00%, 10/17/23		85,595	5,101,117
18.20%, 10/03/21		110,859	6,592,886
21.20%, 9/19/18		51,130	2,939,846

			16,718,983

38 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Brazil – 3.8%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/21-1/01/27	BRL	144,542	$46,746,634

Dominican Republic – 0.5%
Dominican Republic International Bond 16.00%, 7/10/20(b)	DOP	229,800	5,575,390

Sri Lanka – 0.5%
Sri Lanka Government Bonds 10.25%, 3/15/25	LKR	113,000	736,489
Series A 11.50%, 12/15/21-5/15/23		603,000	4,148,409
11.75%, 6/15/27		105,000	740,721

			5,625,619

Turkey – 1.9%
Turkey Government Bond 10.60%, 2/11/26	TRY	4,718	1,312,860
11.00%, 2/24/27		47,585	13,599,265
11.10%, 5/15/19		31,033	8,642,780

			23,554,905

Total Emerging Markets – Treasuries (cost $95,104,602)			98,221,531

CORPORATES – INVESTMENT GRADE – 7.4%
Industrial – 4.0%
Basic – 0.9%
Anglo American Capital PLC 4.125%, 4/15/21(c)	U.S.$	200	207,864
4.75%, 4/10/27(c)		637	664,276
Braskem Finance Ltd. 6.45%, 2/03/24		1,972	2,217,514
FMG Resources (August 2006) Pty Ltd. 9.75%, 3/01/22(c)		510	573,765
Fresnillo PLC 5.50%, 11/13/23(c)		306	337,059
Georgia-Pacific LLC 8.875%, 5/15/31		1	1,545
Glencore Finance Canada Ltd. 6.00%, 11/15/41(c)		272	318,035
Glencore Funding LLC 4.625%, 4/29/24(c)		341	362,242
Minsur SA 6.25%, 2/07/24(c)		891	977,379

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Mosaic Co. (The) 5.625%, 11/15/43	U.S.$	167	$170,615
Southern Copper Corp. 7.50%, 7/27/35		3,300	4,323,000
WestRock MWV LLC 7.95%, 2/15/31		1,000	1,396,143

			11,549,437

Capital Goods – 0.3%
General Electric Co. Series D 5.00%, 1/21/21(n)		1,681	1,772,040
Lafarge SA 7.125%, 7/15/36		800	1,022,776
Masco Corp. 5.95%, 3/15/22		308	346,823

			3,141,639

Communications - Media – 0.4%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.464%, 7/23/22		1,039	1,098,815
4.908%, 7/23/25		1,195	1,278,620
Cox Communications, Inc. 4.50%, 6/30/43(c)		135	125,299
4.70%, 12/15/42(c)		259	247,401
Viacom, Inc. 4.375%, 3/15/43		2,455	2,113,583

			4,863,718

Communications - Telecommunications – 0.5%
AT&T, Inc. 5.15%, 2/14/50		906	912,424
5.45%, 3/01/47		2,128	2,247,808
Qwest Corp. 6.875%, 9/15/33		1,335	1,306,930
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 3.36%, 9/20/21(c)		1,627	1,649,453

			6,116,615

Consumer Cyclical - Automotive – 0.3%
General Motors Co. 5.20%, 4/01/45		337	340,531
5.40%, 4/01/48		431	448,603
6.25%, 10/02/43		116	132,612
6.75%, 4/01/46		456	551,063

40 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

General Motors Financial Co., Inc. 3.70%, 5/09/23	U.S.$	1,150	$1,173,726
4.00%, 1/15/25		651	663,916

			3,310,451

Consumer Cyclical - Other – 0.1%
Owens Corning 7.00%, 12/01/36		777	1,000,653
Seminole Tribe of Florida, Inc. 6.535%, 10/01/20(c)		115	117,588

			1,118,241

Consumer Non-Cyclical – 0.2%
BRF SA 4.75%, 5/22/24(c)		428	433,350
Teva Pharmaceutical Finance Netherlands II BV 1.25%, 3/31/23(c)	EUR	247	283,209
Teva Pharmaceutical Finance Netherlands III BV 3.15%, 10/01/26(j)	U.S.$	1,498	1,383,089

			2,099,648

Energy – 0.6%
Cenovus Energy, Inc. 4.45%, 9/15/42		822	720,650
6.75%, 11/15/39		67	77,131
Ecopetrol SA 5.375%, 6/26/26		289	307,409
5.875%, 5/28/45		1,271	1,240,814
Energy Transfer LP/Regency Energy Finance Corp. 4.50%, 11/01/23		546	571,727
5.50%, 4/15/23		1,193	1,227,485
Kinder Morgan, Inc./DE Series G 7.75%, 1/15/32		328	421,133
7.80%, 8/01/31		1,066	1,356,156
Marathon Oil Corp. 5.20%, 6/01/45		348	350,815
6.60%, 10/01/37		132	152,254
Marathon Petroleum Corp. 4.75%, 9/15/44		69	68,351
Williams Partners LP 5.10%, 9/15/45		876	920,768

			7,414,693

Services – 0.1%
Verisk Analytics, Inc. 5.50%, 6/15/45		636	724,947

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Technology – 0.5%
Dell International LLC/EMC Corp. 6.02%, 6/15/26(c)	U.S.$	1,318	$1,462,143
8.35%, 7/15/46(c)		524	671,565
Hewlett Packard Enterprise Co. 6.35%, 10/15/45		215	227,818
Seagate HDD Cayman 4.75%, 1/01/25		1,948	1,897,399
4.875%, 3/01/24(c)		272	268,159
4.875%, 6/01/27		1,042	981,708
Western Digital Corp. 7.375%, 4/01/23(c)		1,058	1,158,494

			6,667,286

Transportation - Airlines – 0.1%
America West Airlines Pass-Through Trust Series 1999-1G, Class G 7.93%, 1/02/19		497	516,345
Northwest Airlines Pass-Through Trust Series 2000-1, Class G 7.15%, 10/01/19(d)		324	343,838

			860,183

			47,866,858

Financial Institutions – 3.3%
Banking – 1.5%
ABN AMRO Bank NV Series E 6.25%, 4/27/22(c)		292	328,567
Banca Popolare di Vicenza 2.75%, 3/20/20(c)	EUR	482	605,282
BNP Paribas SA 7.625%, 3/30/21(c)(n)	U.S.$	833	916,203
BPCE SA 5.70%, 10/22/23(c)		208	232,065
Citigroup, Inc. 4.40%, 6/10/25		105	110,721
DNB Bank ASA 6.50%, 3/26/22(c)(n)		1,555	1,666,025
HSBC Holdings PLC 3.60%, 5/25/23		622	646,766
4.75%, 7/04/29(c)(n)	EUR	261	316,678
6.00%, 9/29/23(c)(n)	U.S.$	1,872	2,495,376
6.00%, 5/22/27(n)		620	649,452
ICICI Bank Ltd./Dubai 4.80%, 5/22/19(c)		1,337	1,384,895

42 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

JPMorgan Chase & Co. Series V 5.00%, 7/01/19(n)	U.S.$	210	$213,279
Morgan Stanley 4.10%, 5/22/23		1,648	1,725,299
Nationwide Building Society 4.00%, 9/14/26(c)		1,557	1,544,665
Regions Bank/Birmingham AL 6.45%, 6/26/37		1,500	1,857,380
Santander Holdings USA, Inc. 4.40%, 7/13/27(c)		1,090	1,111,794
Standard Chartered PLC 3.95%, 1/11/23(c)		1,301	1,321,932
US Bancorp Series J 5.30%, 4/15/27(n)		692	754,406
Veneto Banca SpA 4.00%, 5/20/19(c)	EUR	470	590,460

			18,471,245

Brokerage – 0.1%
GFI Group, Inc. 8.375%, 7/19/18	U.S.$	991	1,032,450

Insurance – 1.1%
Allstate Corp. (The) 6.50%, 5/15/57		1,657	1,985,978
American International Group, Inc. 6.82%, 11/15/37		1,425	1,820,740
Aon Corp. 8.205%, 1/01/27		690	901,310
Chubb Corp. (The) 3.554% (LIBOR 3 Month + 2.25%), 4/15/37(l)		1,527	1,518,386
Lincoln National Corp. 8.75%, 7/01/19		186	206,654
MetLife, Inc. 10.75%, 8/01/39		2,350	3,929,376
Pacific Life Insurance Co. 9.25%, 6/15/39(c)		475	779,212
Transatlantic Holdings, Inc. 8.00%, 11/30/39		1,261	1,712,636

			12,854,292

REITS – 0.6%
EPR Properties 5.75%, 8/15/22		915	1,011,586
7.75%, 7/15/20		1,722	1,945,057

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Senior Housing Properties Trust 6.75%, 12/15/21	U.S.$	1,350	$1,508,682
VEREIT Operating Partnership LP 4.875%, 6/01/26		302	323,633
Weyerhaeuser Co. 7.375%, 3/15/32		1,790	2,478,495

			7,267,453

			39,625,440

Utility – 0.1%
Electric – 0.1%
EDP Finance BV 4.90%, 10/01/19(c)		148	155,350
Empresa de Energia de Bogota SA ESP 6.125%, 11/10/21(c)		1,235	1,268,493

			1,423,843

Total Corporates – Investment Grade (cost $76,814,921)			88,916,141

EMERGING MARKETS – SOVEREIGNS – 7.0%
Angola – 0.2%
Angolan Government International Bond 9.50%, 11/12/25(c)		1,188	1,273,050
Republic of Angola Via Northern Lights III BV 7.00%, 8/17/19(c)		863	888,375

			2,161,425

Argentina – 1.3%
Argentine Republic Government International Bond 6.25%, 4/22/19		1,057	1,112,493
6.875%, 4/22/21-1/26/27		8,638	9,349,296
7.50%, 4/22/26		150	168,600
7.82%, 12/31/33	EUR	3,829	5,045,654

			15,676,043

Bahrain – 0.1%
Bahrain Government International Bond 6.75%, 9/20/29(c)	U.S.$	528	524,040
7.00%, 10/12/28(c)		1,253	1,278,060

			1,802,100

Belarus – 0.0%
Republic of Belarus International Bond 6.875%, 2/28/23(c)		245	263,069

44 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Cameroon – 0.1%
Republic of Cameroon International Bond 9.50%, 11/19/25(c)	U.S.$	1,222	$1,441,960

Dominican Republic – 0.8%
Dominican Republic International Bond 5.95%, 1/25/27(c)		1,553	1,665,592
7.45%, 4/30/44(c)		1,283	1,525,166
8.625%, 4/20/27(c)		5,719	6,898,544

			10,089,302

Ecuador – 0.3%
Ecuador Government International Bond 7.95%, 6/20/24(c)		667	656,995
9.65%, 12/13/26(c)		385	404,250
10.50%, 3/24/20(c)		1,069	1,151,848
10.75%, 3/28/22(c)		1,032	1,148,100

			3,361,193

Egypt – 0.3%
Egypt Government International Bond 6.125%, 1/31/22(c)		3,009	3,118,076

El Salvador – 0.1%
El Salvador Government International Bond 5.875%, 1/30/25(c)		592	580,160
7.625%, 9/21/34(c)		762	788,670
7.75%, 1/24/23(c)		339	363,578

			1,732,408

Ethiopia – 0.0%
Ethiopia International Bond 6.625%, 12/11/24(c)		582	596,550

Gabon – 0.3%
Gabon Government International Bond 6.375%, 12/12/24(c)		2,052	2,003,669
6.95%, 6/16/25(c)		1,050	1,044,750

			3,048,419

Honduras – 0.1%
Honduras Government International Bond 6.25%, 1/19/27(c)		1,018	1,094,350

Iraq – 0.1%
Iraq International Bond 5.80%, 1/15/28(c)		264	246,840
6.752%, 3/09/23(c)		402	398,985

			645,825

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 45

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ivory Coast – 0.5%
Ivory Coast Government International Bond 5.125%, 6/15/25(c)	EUR	168	$205,012
5.75%, 12/31/32(c)	U.S.$	2,441	2,389,569
6.125%, 6/15/33(c)		1,322	1,297,213
6.375%, 3/03/28(c)		2,678	2,758,340

			6,650,134

Jamaica – 0.2%
Jamaica Government International Bond 7.625%, 7/09/25		506	606,568
7.875%, 7/28/45		1,240	1,523,650

			2,130,218

Jordan – 0.1%
Jordan Government International Bond 5.75%, 1/31/27(c)		634	621,320

Kenya – 0.1%
Kenya Government International Bond 5.875%, 6/24/19(c)		702	719,550

Lebanon – 0.0%
Lebanon Government International Bond Series G 6.60%, 11/27/26(c)		589	577,956

Mongolia – 0.2%
Mongolia Government International Bond 5.125%, 12/05/22(c)		2,426	2,351,861

Nigeria – 0.0%
Nigeria Government International Bond 7.875%, 2/16/32(c)		489	533,010

Pakistan – 0.1%
Pakistan Government International Bond 7.25%, 4/15/19(c)		1,498	1,566,818

Senegal – 0.1%
Senegal Government International Bond 6.25%, 5/23/33(c)		593	610,049
8.75%, 5/13/21(c)		845	973,862

			1,583,911

Serbia – 0.0%
Serbia International Bond 6.75%, 11/01/24(c)		190	193,324

46 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Sri Lanka – 0.2%
Sri Lanka Government International Bond 6.00%, 1/14/19(c)	U.S.$	799	$824,216
6.125%, 6/03/25(c)		350	370,125
6.20%, 5/11/27(c)		685	718,202

			1,912,543

Turkey – 0.8%
Turkey Government International Bond 4.875%, 10/09/26-4/16/43		4,986	4,666,575
5.625%, 3/30/21		2,600	2,765,750
6.00%, 3/25/27		2,182	2,342,922

			9,775,247

Ukraine – 0.5%
Ukraine Government International Bond 7.75%, 9/01/22-9/01/24(c)		5,627	5,912,390

Venezuela – 0.3%
Venezuela Government International Bond 9.25%, 9/15/27		7,978	3,171,255
9.25%, 5/07/28(c)		300	102,750
9.375%, 1/13/34		746	261,100

			3,535,105

Zambia – 0.2%
Zambia Government International Bond 8.50%, 4/14/24(c)		1,846	1,968,298

Total Emerging Markets – Sovereigns (cost $82,012,381)			85,062,405

EMERGING MARKETS – CORPORATE BONDS – 3.8%
Industrial – 3.5%
Basic – 0.8%
Consolidated Energy Finance SA 6.75%, 10/15/19(c)		828	842,788
6.875%, 6/15/25(c)		722	753,042
Elementia SAB de CV 5.50%, 1/15/25(c)		469	491,278
First Quantum Minerals Ltd. 7.00%, 2/15/21(c)		199	204,484
7.25%, 5/15/22-4/01/23(c)		1,344	1,380,262
Petra Diamonds US Treasury PLC 7.25%, 5/01/22(c)		867	883,014
Samarco Mineracao SA 5.75%, 10/24/23(c)(g)(h)		224	135,520

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 47

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Stillwater Mining Co. 6.125%, 6/27/22(c)	U.S.$	1,380	$1,398,355
7.125%, 6/27/25(c)		964	988,134
Vedanta Resources PLC 6.375%, 7/30/22(c)		2,182	2,272,375

			9,349,252

Capital Goods – 0.3%
CIMPOR Financial Operations BV 5.75%, 7/17/24(c)		1,491	1,401,540
Odebrecht Finance Ltd. 4.375%, 4/25/25(c)		349	131,747
5.25%, 6/27/29(c)		1,070	390,550
7.125%, 6/26/42(c)		2,665	1,012,700
8.25%, 4/25/18(c)	BRL	1,332	361,688

			3,298,225

Communications - Telecommunications – 0.4%
Comcel Trust via Comunicaciones Celulares SA 6.875%, 2/06/24(c)	U.S.$	986	1,047,625
Digicel Group Ltd. 7.125%, 4/01/22(c)		448	407,120
Digicel Ltd. 6.00%, 4/15/21(c)		1,356	1,328,731
6.75%, 3/01/23(c)		1,095	1,074,469
Millicom International Cellular SA 5.125%, 1/15/28(c)		479	482,778
MTN Mauritius Investment Ltd. 6.50%, 10/13/26(c)		780	835,575

			5,176,298

Consumer Cyclical - Other – 0.2%
Servicios Corporativos Javer SAB de CV 9.875%, 4/06/21(c)		491	506,002
Studio City Co., Ltd. 5.875%, 11/30/19(c)		737	774,291
Wynn Macau Ltd. 4.875%, 10/01/24(c)		286	290,476
5.50%, 10/01/27(c)		347	351,316

			1,922,085

Consumer Cyclical - Retailers – 0.1%
K2016470219 (South Africa) Ltd. 3.00%, 12/31/22(a)(b)(e)(f)		936	56,182
K2016470260 (South Africa) Ltd. 25.00%, 12/31/22(a)(b)(e)(f)		215	204,667

48 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Prime Bloom Holdings Ltd. 7.50%, 12/19/19(c)	U.S.$	560	$562,100

			822,949

Consumer Non-Cyclical – 0.5%
Central American Bottling Corp. 5.75%, 1/31/27(c)		928	981,360
Cosan Ltd. 5.95%, 9/20/24(c)		430	440,110
Marfrig Holdings Europe BV 8.00%, 6/08/23(c)		1,220	1,262,029
Minerva Luxembourg SA 6.50%, 9/20/26(c)		2,198	2,221,903
Tonon Luxembourg SA 9.25%, 1/24/20(a)(b)(e)(g)(h)		1,626	178,852
USJ Acucar e Alcool SA 9.875% (9.875% Cash or 12.00% PIK), 11/09/21(a)(c)		538	381,573
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(b)(g)(h)		4,090	204,500
10.875%, 1/13/20(b)(g)(h)		480	129,600
11.75%, 2/09/22(b)(g)(h)		1,620	72,900

			5,872,827

Energy – 1.0%
Azure Power Energy Ltd. 5.50%, 11/03/22(c)		788	806,715
CHC Group LLC/CHC Finance Ltd. Series AI Zero Coupon, 10/01/20(i)		2,948	4,481,281
Petrobras Global Finance BV 6.125%, 1/17/22		1,655	1,776,734
6.25%, 3/17/24		3,000	3,205,635
6.85%, 6/05/15		307	292,517
YPF SA 6.95%, 7/21/27(c)		902	957,247
16.50%, 5/09/22(c)	ARS	17,395	945,126

			12,465,255

Other Industrial – 0.0%
Noble Group Ltd. 6.75%, 1/29/20(c)	U.S.$	1,219	501,608

Technology – 0.1%
IHS Netherlands Holdco BV 9.50%, 10/27/21(c)		600	627,000

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 49

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Transportation - Airlines – 0.0%
Guanay Finance Ltd. 6.00%, 12/15/20(c)	U.S.$	463	$473,720

Transportation - Services – 0.1%
Rumo Luxembourg SARL 7.375%, 2/09/24(c)		1,678	1,820,630

			42,329,849

Financial Institutions – 0.3%
Banking – 0.3%
Akbank TAS 7.20%, 3/16/27(c)		695	731,487
Banco do Brasil SA/Cayman 9.00%, 6/18/24(c)(n)		1,763	1,884,647
Turkiye Vakiflar Bankasi TAO 5.50%, 10/27/21(c)		807	823,140

			3,439,274

Finance – 0.0%
Unifin Financiera SAB de CV SOFOM ENR 7.00%, 1/15/25(c)		575	582,188

Total Emerging Markets – Corporate Bonds (cost $48,943,348)			46,351,311

BANK LOANS – 2.9%
Industrial – 2.9%
Basic – 0.1%
Foresight Energy LLC 7.083% (LIBOR 3 Month + 5.75%), 3/28/22(r)		537	501,371
Unifrax I LLC 5.083% (LIBOR 3 Month + 3.75%), 4/04/24(r)		460	462,001

			963,372

Capital Goods – 0.3%
Accudyne Industries Borrower S.C.A./Accudyne Industries, LLC (fka Silver II US Holdings, LLC) 5.083% (LIBOR 3 Month + 3.75%), 8/18/24(r)		757	758,652
Avolon TLB Borrower 1 (US) LLC 3.986% (LIBOR 1 Month + 2.75%), 3/21/22(r)		1,032	1,033,719

50 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Gardner Denver, Inc. 4.083% (LIBOR 3 Month + 2.75%), 7/30/24(r)	U.S.$	983	$984,056
GFL Environmental Inc. 4.083% (LIBOR 3 Month + 2.75%), 9/29/23(r)		326	327,404
HD Supply Waterworks, Ltd. 4.455% (LIBOR 3 Month + 3.00%), 8/01/24(r)		201	201,615
Transdigm Inc. 4.333% (LIBOR 1 Month + 3.00%), 6/09/23(q)(r)		126	126,612
4.235% (LIBOR 1 Month + 3.00%), 6/09/23(q)(r)		235	235,120
Welbilt, Inc. (fka Manitowoc Foodservice, Inc.) 3.985% (LIBOR 1 Month + 2.75%), 3/03/23(r)		115	115,968

			3,783,146

Consumer Cyclical - Automotive – 0.1%
Navistar, Inc. 5.24% (LIBOR 3 Month + 4.00%), 8/07/20(r)		860	863,625

Consumer Cyclical - Entertainment – 0.1%
Seaworld Parks & Entertainment, Inc. (fka SW Acquisitions Co., Inc.) 4.333% (LIBOR 3 Month + 3.00%), 4/01/24(r)		984	951,376

Consumer Cyclical - Other – 0.2%
La Quinta Intermediate Holdings L.L.C. 4.054% (LIBOR 3 Month + 2.75%), 4/14/21(r)		1,684	1,688,144
Scientific Games International, Inc. 4.485 (LIBOR 1 Month + 3.25%), 8/14/24(r)		189	189,235
4.52% (LIBOR 1 Month + 3.25%), 8/14/24(r)		698	698,214

			2,575,593

Consumer Cyclical - Retailers – 0.4%
Harbor Freight Tools USA, Inc. 4.485% (LIBOR 1 Month + 3.25%), 8/18/23(r)		1,097	1,100,647
J.C. Penney Corporation, Inc. 5.568% (LIBOR 3 Month + 4.25%), 6/23/23(e)(r)		1,093	1,061,333

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 51

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Michaels Stores, Inc. 3.985% (LIBOR 1 Month + 2.75%), 1/30/23(r)	U.S.$	505	$504,104
Neiman Marcus Group Inc., The 4.481% (LIBOR 1 Month + 3.25%), 10/25/20(r)		242	179,883
Rite Aid Corporation 5.99% (LIBOR 3 Month + 4.75%), 8/21/20(r)		500	503,335
Serta Simmons Bedding, LLC 9.312% (LIBOR 3 Month + 8.00%), 11/08/24(r)		2,195	2,105,704

			5,455,006

Consumer Non-Cyclical – 0.6%
Acadia Healthcare Company, Inc. 3.98% (LIBOR 1 Month + 2.75%), 2/16/23(r)		476	479,230
3.99% (LIBOR 1 Month + 2.75%), 2/11/22(r)		91	91,713
Air Medical Group Holdings, Inc. 5.24% (LIBOR 1 Month + 4.00%), 4/28/22(r)		1,228	1,226,504
9/26/25(s)		935	928,466
Alphabet Holding Company, Inc. (aka Nature’s Bounty) 9/15/25(s)		1,484	1,462,178
Arbor Pharmaceuticals, LLC 6.333% (LIBOR 3 Month + 5.00%), 7/05/23(e)(r)		1,229	1,243,856
Mallinckrodt International Finance S.A. 4.083% (LIBOR 3 Month + 2.75%), 9/24/24(r)		1,152	1,150,613
Vizient, Inc. 4.735% (LIBOR 1 Month + 3.50%), 2/13/23(e)(r)		458	460,944

			7,043,504

Energy – 0.2%
California Resources Corporation 11.609% (LIBOR 1 Month + 10.38%), 12/31/21(r)		2,088	2,222,461
Chesapeake Energy Corporation 8.814% (LIBOR 3 Month + 7.50%), 8/23/21(r)		621	668,403

			2,890,864

Other Industrial – 0.2%
Avantor Performance Materials Holdings, Inc. 9/20/24(s)		872	874,158

52 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Travelport Finance (Luxembourg) SARL 4.061% (LIBOR 3 Month + 2.75%), 9/02/21(r)	U.S.$	1,425	$1,422,258

			2,296,416

Services – 0.1%
Sedgwick Claims Management Services, Inc. 3.985% (LIBOR 1 Month + 2.75%), 3/01/21(r)		1,036	1,037,245

Technology – 0.6%
Avaya Inc. 5.82%, 10/26/17(s)		950	798,000
6.56% (LIBOR 3 Month + 5.25%), 5/29/20(g)(h)(s)		3,446	2,911,522
6.81% (LIBOR 3 Month + 5.50%), 3/31/18(g)(h)(s)		215	180,818
8.74% (LIBOR 1 Month + 7.50%), 1/24/18(r)		341	343,902
Conduent Incorporated 5.235% (LIBOR 1 Month + 4.00%), 12/07/23(r)		227	227,994
Solera, LLC (Solera Finance, Inc.) 4.485% (LIBOR 1 Month + 3.25%), 3/03/23(r)		2,595	2,601,808

			7,064,044

			34,924,191

Financial Institutions – 0.0%
Insurance – 0.0%
Hub International Limited 4.312% (LIBOR 3 Month + 3.00%), 10/02/20(r)		479	481,788

Total Bank Loans (cost $35,104,369)			35,405,979

COMMERCIAL MORTGAGE-BACKED SECURITIES – 2.4%
Non-Agency Fixed Rate CMBS – 2.3%
225 Liberty Street Trust Series 2016-225L, Class E 4.804%, 2/10/36(c)(e)		974	978,376
Banc of America Commercial Mortgage Trust Series 2007-5, Class AM 5.772%, 2/10/51(e)		2,806	2,807,814

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 53

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Citigroup Commercial Mortgage Trust Series 2013-GC11, Class XA 1.931%, 4/10/46(t)	U.S.$	2,211	$99,727
Series 2013-GC17, Class D 5.259%, 11/10/46(c)(e)		902	861,224
Series 2014-GC23, Class D 4.666%, 7/10/47(c)(e)		856	748,144
Commercial Mortgage Pass Through Certificates Series 2012-CR3, Class XA 2.174%, 10/15/45(t)		8,929	632,665
Commercial Mortgage Trust Series 2012-CR1, Class XA 2.057%, 5/15/45(t)		1,843	130,835
Series 2012-CR5, Class XA 1.854%, 12/10/45(t)		2,220	128,271
Series 2012-LC4, Class XA 2.385%, 12/10/44(c)(t)		5,520	394,313
Series 2013-LC6, Class D 4.425%, 1/10/46(c)(e)		3,916	3,647,751
Series 2014-CR15, Class XA 1.417%, 2/10/47(t)		2,507	100,533
Series 2014-CR20, Class XA 1.317%, 11/10/47(t)		11,405	651,841
Series 2014-LC15, Class D 5.109%, 4/10/47(c)(e)		1,500	1,296,014
CSAIL Commercial Mortgage Trust Series 2015-C2, Class D 4.35%, 6/15/57(e)		2,721	2,024,574
GS Mortgage Securities Corp. II Series 2013-GC10, Class XA 1.593%, 2/10/46(t)		939	59,901
GS Mortgage Securities Trust Series 2012-GC6, Class D 5.841%, 1/10/45(c)(e)		1,765	1,708,700
Series 2012-GCJ9, Class D 4.98%, 11/10/45(c)(e)		700	663,406
JPMBB Commercial Mortgage Securities Trust Series 2015-C32, Class C 4.818%, 11/15/48(e)		825	820,079
Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C6, Class XA 1.935%, 11/15/45(c)(t)		7,910	493,562

54 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class XA 1.835%, 12/10/45(c)(t)	U.S.$	874	$58,340
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, Class AM 5.818%, 5/15/46(e)		140	139,819
WF-RBS Commercial Mortgage Trust Series 2011-C4, Class D 5.414%, 6/15/44(c)(e)(u)		1,022	1,006,232
Series 2012-C10, Class XA 1.753%, 12/15/45(c)(t)		3,395	221,359
Series 2012-C6, Class D 5.766%, 4/15/45(c)(e)		2,450	2,455,254
Series 2012-C7, Class XA 1.603%, 6/15/45(c)(t)		1,433	75,274
Series 2012-C8, Class E 5.055%, 8/15/45(c)(e)		3,766	3,651,441
Series 2014-C25, Class D 3.803%, 11/15/47(c)(e)		3,500	2,630,865

			28,486,314

Non-Agency Floating Rate CMBS – 0.1%
CLNS Trust Series 2017-IKPR, Class F 5.735% (LIBOR 1 Month + 4.50%), 6/11/32(c)(e)(l)		956	957,812

Total Commercial Mortgage-Backed Securities (cost $29,781,589)			29,444,126

ASSET-BACKED SECURITIES – 1.4%
Other ABS - Fixed Rate – 0.6%
Atlas 2014-1 Limited Series 2014-1 6.875%, 12/15/39(e)		1,001	1,002,492
SoFi Consumer Loan Program LLC Series 2016-1, Class R Zero Coupon, 8/25/25(b)(e)		4,104	1,313,307
Series 2017-2, Class R Zero Coupon, 2/25/26(b)(e)		12	964,112
Series 2017-3, Class R Zero Coupon, 5/25/26(b)(e)		10	1,189,100
Series 2017-4, Class R1 Zero Coupon, 5/26/26(b)(e)		10	1,082,000

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 55

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2017-5, Class R1 Zero Coupon, 9/25/26(b)(e)	U.S.$	12	$1,313,468
Taco Bell Funding LLC Series 2016-1A, Class A23 4.97%, 5/25/46(c)(e)		793	839,365

			7,703,844

Home Equity Loans - Fixed Rate – 0.5%
CSAB Mortgage-Backed Trust Series 2006-2, Class A6A 5.72%, 9/25/36(e)		802	493,909
GSAA Home Equity Trust Series 2005-12, Class AF5 5.659%, 9/25/35(e)		1,353	1,165,651
Series 2006-10, Class AF3 5.985%, 6/25/36(e)		1,226	649,048
Lehman XS Trust Series 2006-17, Class WF32 5.55%, 11/25/36(e)		325	323,048
Morgan Stanley Mortgage Loan Trust Series 2006-15XS, Class A3 5.988%, 11/25/36(e)		1,242	590,426
Series 2007-8XS, Class A2 6.00%, 4/25/37(e)		4,128	2,558,764

			5,780,846

Home Equity Loans - Floating Rate – 0.2%
CWABS Asset-Backed Certificates Trust Series 2005-7, Class AF5W 5.054%, 10/25/35(e)(l)		895	889,251
GSAA Home Equity Trust Series 2006-6, Class AF4 6.121%, 3/25/36(e)(l)		1,681	891,754
Series 2006-6, Class AF5 6.241%, 3/25/36(e)(l)		623	330,145
Lehman XS Trust Series 2007-6, Class 3A5 4.934%, 5/25/37(e)(l)		247	396,875

			2,508,025

Autos - Fixed Rate – 0.1%
Exeter Automobile Receivables Trust Series 2016-1A, Class D 8.20%, 2/15/23(c)		720	758,960

Total Asset-Backed Securities (cost $17,360,799)			16,751,675

56 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Shares	U.S. $ Value

COMMON STOCKS – 1.4%
Energy – 0.6%
Oil, Gas & Consumable Fuels – 0.6%
Berry Petroleum Corp.(d)(g)	94,303	$836,939
CHC Group LLC(g)(i)	51,655	361,585
Chesapeake Energy Corp.(g)	24,149	103,841
Linn Energy, Inc.(g)	1,588	57,406
Linn Energy, Inc.(g)	26,909	972,760
Oasis Petroleum, Inc.(g)	14,457	131,848
Paragon Offshore Ltd.(d)(g)	11,814	10,633
Paragon Offshore Ltd.(d)(g)	17,721	333,739
Paragon Offshore Ltd.(d)(g)	11,813	197,868
Peabody Energy Corp.(g)	73,910	2,144,129
SandRidge Energy, Inc.(g)	23,922	480,593
Tervita Corp.(d)(e)(f)(g)	29,729	214,435
Vantage Drilling International(d)(g)	6,103	1,129,055
Whiting Petroleum Corp.(g)	81,634	445,722

		7,420,553

Financials – 0.4%
Diversified Financial Services – 0.1%
iPayment, Inc.(d)(e)(f)(g)	2,339,631	1,497,364

Insurance – 0.3%
Mt. Logan Re Ltd. (Preference Shares)(e)(g)(i)(v)	2,953	3,064,427

		4,561,791

Consumer Discretionary – 0.3%
Auto Components – 0.0%
Exide Technologies(e)(f)(g)(i)	15,253	60,057
Exide Technologies(e)(f)(g)(i)	59,185	233,035

		293,092

Automobiles – 0.0%
Liberty Tire Recycling LLC(d)(e)(f)(g)	81,827	– 0	–

Diversified Consumer Services – 0.2%
Laureate Education, Inc. – Class A(g)	121,664	1,770,211

Internet & Direct Marketing Retail – 0.1%
Travelport Worldwide Ltd.	50,960	800,072

Multiline Retail – 0.0%
K201640219 (South Africa) Ltd. A Shares(d)(e)(f)(g)	12,695,187	13
K201640219 (South Africa) Ltd. B Shares(d)(e)(f)(g)	2,009,762	2

		15

		2,863,390

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 57

PORTFOLIO OF INVESTMENTS (continued)

		Shares	U.S. $ Value

Industrials – 0.1%
Building Products – 0.0%
New Cotai LLC/New Cotai Capital Corp.(d)(e)(f)(g)		3	$39,846

Machinery – 0.1%
Modular Space Corp.(b)(f)(g)		89,110	1,345,561

Technology – 0.0%
Smart Modular Technologies, Inc.(d)(f)(g)		6,541	175,168

			1,560,575

Materials – 0.0%
Metals & Mining – 0.0%
Neenah Enterprises, Inc.(d)(e)(f)(g)		58,200	37,830

Information Technology – 0.0%
IT Services – 0.0%
Goodman Networks, Inc.(d)(e)(f)(g)		41,792	– 0	–

Total Common Stocks (cost $21,630,597)			16,444,139

		Principal Amount (000)
INFLATION-LINKED SECURITIES – 1.3%
Brazil – 0.5%
Brazil Notas do Tesouro Nacional Series B 6.00%, 5/15/45-8/15/50	BRL	5,805	6,177,248

Colombia – 0.2%
Fideicomiso PA Costera 6.25%, 1/15/34(c)	COP	1,230,800	433,791
Fideicomiso PA Pacifico Tres 7.00%, 1/15/35(b)(e)		6,642,880	2,369,537

			2,803,328

Mexico – 0.6%
Mexican Udibonos Series S 4.00%, 11/30/28	MXN	57,150	3,369,018
4.50%, 12/04/25		55,512	3,364,694

			6,733,712

Total Inflation-Linked Securities (cost $13,956,806)			15,714,288

58 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Shares	U.S. $ Value

PREFERRED STOCKS – 1.1%
Industrial – 0.8%
Capital Goods – 0.7%
Tervita Corp. 0.00%(d)(f)(g)		1,140,842	$8,228,874

Energy – 0.1%
Berry Petroleum Co. LLC 0.00%(d)(e)(g)		77,975	872,384

Technology – 0.0%
Goodman Networks, Inc. 0.00%(d)(e)(f)(g)		49,723	198,892

			9,300,150

Financial Institutions – 0.3%
Banking – 0.1%
GMAC Capital Trust I 7.10%		16,325	430,980

Diversified Financial Services – 0.1%
iPayment, Inc. 0.00%(d)(e)(f)		13,822	1,382,200

Insurance – 0.1%
Hartford Financial Services Group, Inc. (The) 7.875%		45,050	1,367,718

REITS – 0.0%
Hersha Hospitality Trust 6.875%		15,950	400,744

			3,581,642

Utility – 0.0%
Electric – 0.0%
SCE Trust III 5.75%		12,025	331,770

Total Preferred Stocks (cost $10,931,976)			13,213,562

		Principal Amount (000)
WHOLE LOAN TRUSTS – 0.6%
Performing Asset – 0.6%
Alpha Credit Debt Fund LLC 15.00%, 12/31/17(d)(e)(f)	U.S.$	253	252,800
16.00%, 1/01/21(d)(e)(f)	MXN	17,809	978,004

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 59

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

AlphaCredit Capital, SA de CV 17.25%, 8/06/19(d)(e)(f)(l)	MXN	4,601	$252,675
Deutsche Bank Mexico SA 8.00%, 10/31/34(d)(e)(f)(u)		37,657	1,323,476
8.00%, 10/31/34(d)(e)(f)		15,229	535,242
Flexpath Wh I LLC Series B 11.00%, 4/01/21(d)(e)(f)	U.S.$	388	218,595
Series B2 11.00%, 1/01/22(d)(e)(f)		631	415,331
Series B3 11.00%, 9/01/22(d)(e)(f)		115	72,152
Recife Funding Zero Coupon, 11/05/29(d)(e)(f)		1,811	1,527,435
Sheridan Auto Loan Holdings I LLC 10.00%, 12/31/20(d)(e)(f)		464	258,644
Sheridan Auto Loan Holdings I LLC 10.00%, 9/30/21(d)(e)(f)		1,006	706,525

Total Whole Loan Trusts (cost $8,914,526)			6,540,879

LOCAL GOVERNMENTS – REGIONAL BONDS – 0.5%
Argentina – 0.5%
Provincia de Buenos Aires/Argentina 5.75%, 6/15/19(c)		1,010	1,042,825
9.125%, 3/16/24(c)		2,601	2,991,150
24.50% (BADLAR + 3.83%), 5/31/22(l)	ARS	26,500	1,537,653
Provincia de Cordoba 7.125%, 6/10/21(c)	U.S.$	754	808,665

Total Local Governments – Regional Bonds (cost $5,829,463)			6,380,293

LOCAL GOVERNMENTS – US MUNICIPAL BONDS – 0.5%
United States – 0.5%
State of California Series 2010 7.60%, 11/01/40		750	1,173,562
7.95%, 3/01/36		1,915	2,158,626
State of Illinois Series 2010 7.35%, 7/01/35		1,915	2,196,199

Total Local Governments – US Municipal Bonds (cost $4,600,355)			5,528,387

60 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – SOVEREIGN BONDS – 0.3%
United Arab Emirates – 0.3%
Emirate of Dubai Government International Bonds 7.75%, 10/05/20(c) (cost $3,324,804)	U.S.$	3,310	$3,789,950

QUASI-SOVEREIGNS – 0.3%
Quasi-Sovereign Bonds – 0.3%
Indonesia – 0.1%
Majapahit Holding BV 7.875%, 6/29/37(c)		699	939,281

Mexico – 0.2%
Petroleos Mexicanos 4.625%, 9/21/23		758	781,574
5.375%, 3/13/22(c)		516	550,520
5.50%, 1/21/21		759	809,853

			2,141,947

Venezuela – 0.0%
Petroleos de Venezuela SA 9.75%, 5/17/35(c)		629	213,209

Total Quasi-Sovereigns (cost $3,048,472)			3,294,437

		Shares
INVESTMENT COMPANIES – 0.2%
Funds and Investment Trusts – 0.2%
Calibrate Real Estate Fund(d)(f)(g)(w) (cost $1,490,950)		11,474	2,116,212

		Principal Amount (000)
COLLATERALIZED LOAN OBLIGATIONS – 0.1%
CLO - Floating Rate – 0.1%
Carlyle Global Market Strategies CLO Ltd. Series 2016-1A, Class C 6.207% (LIBOR 3 Month + 4.90%), 4/20/27(c)(e)(l)	U.S.$	300	304,659
Dryden 49 Senior Loan Fund Series 2017-49A, Class E 7.628% (LIBOR 3 Month + 6.30%), 7/18/30(c)(e)(l)		417	412,866

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 61

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

OZLM VIII Ltd. Series 2014-8A, Class D 6.254% (LIBOR 3 Month + 4.95%), 10/17/26(c)(e)(l)	U.S.$	585	$585,153

Total Collateralized Loan Obligations (cost $1,216,300)			1,302,678

		Notional Amount
OPTIONS PURCHASED – PUTS – 0.0%
Options on Forward Contracts – 0.0%
EUR/SEK Expiration: Mar 2018; Contracts: 176,242,500; Exercise Price: SEK 9.45; Counterparty: JPMorgan Chase Bank, NA(g)	SEK	176,242,500	200,653
USD/MXN Expiration: Aug 2018; Contracts: 192,500,000; Exercise Price: MXN 17.50; Counterparty: Credit Suisse International(g)	MXN	192,500,000	135,056

			335,709

Options on Funds and Investment Trusts – 0.0%
PowerShares QQQ Trust Expiration: Oct 2017; Contracts: 763; Exercise Price: USD 136.00; Counterparty: BNP Paribas SA(g)	U.S.$	763	12,971
SPDR S&P 500 ETF Trust Expiration: Oct 2017; Contracts: 446; Exercise Price: USD 233.00; Counterparty: BNP Paribas SA(g)		446	6,021

			18,992

Total Options Purchased – Puts (premiums paid $583,448)			354,701

		Shares
WARRANTS – 0.0%
Encore Automotive Acceptance, expiring 7/05/31(d)(e)(f)(g)		8	– 0	–
FairPoint Communications, Inc., expiring 1/24/18(d)(e)(f)(g)		9,725	– 0	–
Flexpath Capital, Inc., expiring 4/15/31(d)(e)(f)(g)		10,974	– 0	–

62 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Shares	U.S. $ Value

iPayment Holdings, Inc., expiring 12/29/22(d)(e)(f)(g)		586,389	$14,132
Midstates Petroleum Co., Inc., expiring 4/21/20(d)(f)(g)		39,269	23,561
SandRidge Energy, Inc., A-CW22, expiring 10/03/22(g)		46,951	35,213
SandRidge Energy, Inc., B-CW22, expiring 10/03/22(g)		19,772	13,643
Smart Modular Technologies, expiring(d)(e)(f)(g)		8,197	219,270

Total Warrants (cost $507,752)			305,819

		Notional Amount
OPTIONS PURCHASED – CALLS – 0.0%
Swaptions – 0.0%
IRS Swaption Expiration: Oct 2017; Contracts: 6,770,000; Exercise Rate: 1.075%; Counterparty: JPMorgan Chase Bank, NA(g) (premiums paid $9,817)	U.S.$	6,770,000	16,052

		Shares
SHORT-TERM INVESTMENTS – 2.5%
Investment Companies – 1.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.83%(x)(y)(z) (cost $18,562,120)		18,562,120	18,562,120

		Principal Amount (000)
Emerging Markets – Sovereigns – 0.5%
Egypt – 0.5%
Citigroup Global Markets Holdings, Inc./United States Series E Zero Coupon, 1/25/18-3/08/18(c)	EGP	42,471	2,244,030
Series G Zero Coupon, 1/25/18(c)		45,500	2,439,385

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 63

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

HSBC Bank PLC Zero Coupon, 11/02/17(c)	EGP	19,175		$1,067,988

Total Emerging Markets – Sovereigns (cost $5,588,333)				5,751,403

Time Deposits – 0.3%
BBH, Grand Cayman (0.938)%, 10/02/17	SEK	1		144
0.005%, 10/03/17	HKD	– 0	–**	4
0.042%, 10/02/17	NOK	– 0	–**	1
0.15%, 10/02/17	CAD	– 0	–**	137
6.25%, 10/02/17	ZAR	– 0	–**	12
Sumitomo, Tokyo (0.556)%, 10/02/17	EUR	1,399		1,653,845
0.59%, 10/02/17	U.S.$	2,340		2,340,395

Total Time Deposits (cost $3,993,699)				3,994,538

Governments – Treasuries – 0.2%
Egypt – 0.2%
Egypt Treasury Bills Series 273D Zero Coupon, 1/30/18-2/13/18	EGP	39,525		2,112,480
Series 364D Zero Coupon, 2/06/18-2/20/18		11,975		635,038

Total Governments – Treasuries (cost $2,702,919)				2,747,518

Total Short-Term Investments (cost $30,847,071)				31,055,579

Total Investments – 105.3% (cost $1,243,435,155)				1,276,264,357
Other assets less liabilities – (5.3)%				(63,939,481)

Net Assets – 100.0%				$1,212,324,876

64 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note C)

Description	Number of Contracts	Expiration Month	Notional (000)			Original Value	Value at September 30, 2017	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Nikkei 225 (CME) Futures	35	December 2017	USD	– 0	–^	$3,429,125	$3,569,764	$140,639
U.S. T-Note 10 Yr (CBT) Futures	188	December 2017	USD	18,800		23,806,000	23,558,750	(247,250)
U.S. T-Note 5 Yr (CBT) Futures	650	December 2017	USD	65,000		76,839,047	76,375,000	(464,047)

								$(570,658)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	823	TRY	2,839	10/17/17	$(29,276)
Bank of America, NA	USD	8,945	IDR	120,663,293	11/16/17	(22,861)
Bank of America, NA	TWD	916,346	USD	30,404	11/22/17	173,500
Bank of America, NA	USD	6,144	TWD	183,832	11/22/17	(79,423)
Bank of America, NA	INR	771,178	USD	11,912	11/29/17	193,810
Bank of America, NA	USD	11,978	INR	771,637	11/29/17	(252,433)
Bank of America, NA	USD	1,008	RUB	58,828	12/11/17	40
Barclays Bank PLC	USD	1,524	MYR	6,552	10/26/17	26,652
Barclays Bank PLC	INR	352,448	USD	5,362	11/29/17	6,151
Barclays Bank PLC	INR	810,477	USD	12,306	11/29/17	(9,481)
BNP Paribas SA	USD	1,594	EUR	1,324	10/04/17	(29,262)
BNP Paribas SA	USD	12,441	CAD	15,204	11/10/17	(252,116)
BNP Paribas SA	USD	12,695	SGD	17,257	11/16/17	33,494
BNP Paribas SA	NZD	8,118	AUD	7,464	11/30/17	(6,659)
BNP Paribas SA	GBP	19,904	USD	26,969	12/01/17	249,627
BNP Paribas SA	USD	19,303	GBP	14,255	12/01/17	(166,516)
Brown Brothers Harriman & Co.	EUR	580	USD	690	10/04/17	4,062
Brown Brothers Harriman & Co.	EUR	1,290	USD	1,515	10/04/17	(9,864)
Brown Brothers Harriman & Co.	USD	276	EUR	234	10/04/17	970
Brown Brothers Harriman & Co.	USD	464	EUR	389	10/04/17	(3,443)
Brown Brothers Harriman & Co.	TRY	1,209	USD	337	10/17/17	(915)
Brown Brothers Harriman & Co.	USD	12,760	SEK	101,926	12/13/17	(193,320)
Citibank, NA	BRL	38,535	USD	11,977	10/03/17	(190,026)
Citibank, NA	USD	12,164	BRL	38,535	10/03/17	3,265
Citibank, NA	COP	6,095,299	USD	2,040	10/24/17	(29,526)
Citibank, NA	USD	2,997	PEN	9,759	10/24/17	(9,540)
Citibank, NA	USD	5,392	RUB	311,120	11/22/17	(40,793)
Citibank, NA	INR	439,054	USD	6,786	11/29/17	114,461
Citibank, NA	NOK	4,656	USD	597	12/13/17	11,428
Citibank, NA	TRY	3,818	USD	1,059	3/13/18	35,105
Citibank, NA	SEK	105,555	EUR	10,966	4/03/18	(6,583)

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 65

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	BRL	104,967	USD	32,960	10/03/17	$(182,122)
Credit Suisse International	USD	33,134	BRL	104,967	10/03/17	8,892
Credit Suisse International	MXN	217,766	USD	12,286	10/06/17	333,700
Credit Suisse International	USD	1,059	TRY	3,833	10/18/17	11,854
Credit Suisse International	USD	12,323	HUF	3,245,138	10/20/17	(9,432)
Credit Suisse International	MYR	26,338	USD	6,296	10/26/17	61,670
Credit Suisse International	USD	4,977	MYR	21,397	10/26/17	87,849
Credit Suisse International	CAD	2,125	MXN	30,596	11/08/17	(33,814)
Credit Suisse International	USD	1,331	SEK	11,581	11/20/17	94,791
Credit Suisse International	CAD	3,213	NOK	20,115	11/29/17	(47,122)
Credit Suisse International	CHF	2,433	SEK	20,414	11/30/17	(7,276)
Credit Suisse International	CHF	2,433	SEK	20,244	12/01/17	(28,261)
Credit Suisse International	SEK	100,508	USD	12,436	12/13/17	43,947
Credit Suisse International	AUD	3,828	CHF	2,788	12/19/17	(105,752)
Credit Suisse International	USD	1,131	TRY	4,411	12/21/17	78,973
Credit Suisse International	AUD	1,520	NOK	9,668	12/27/17	25,259
Credit Suisse International	USD	1,059	TRY	3,818	3/13/18	(35,095)
Credit Suisse International	EUR	10,966	SEK	105,556	4/03/18	6,646
Credit Suisse International	USD	1,252	MXN	23,321	7/23/18	(27,600)
Credit Suisse International	MXN	90,844	USD	4,796	8/06/18	34,807
Credit Suisse International	USD	4,796	MXN	90,844	8/06/18	(34,804)
Deutsche Bank AG	USD	6,227	PLN	22,596	10/20/17	(34,431)
Deutsche Bank AG	USD	1,228	ZAR	16,700	11/02/17	(866)
Deutsche Bank AG	MXN	3,434	CAD	239	11/08/17	3,764
Deutsche Bank AG	NOK	20,115	CAD	3,213	11/29/17	47,116
Deutsche Bank AG	AUD	23,789	USD	18,989	11/30/17	342,870
Deutsche Bank AG	SEK	20,414	CHF	2,433	11/30/17	7,294
Deutsche Bank AG	USD	12,185	AUD	15,264	11/30/17	(220,002)
Deutsche Bank AG	JPY	1,353,821	USD	12,163	12/05/17	95,981
Deutsche Bank AG	CHF	2,788	AUD	3,828	12/19/17	105,804
Deutsche Bank AG	NOK	9,668	AUD	1,520	12/27/17	(25,251)
Goldman Sachs Bank USA	BRL	111,172	USD	35,092	10/03/17	(9,418)
Goldman Sachs Bank USA	USD	22,050	BRL	70,412	10/03/17	182,059
Goldman Sachs Bank USA	USD	12,942	BRL	40,760	10/03/17	(72,093)
Goldman Sachs Bank USA	EUR	28,885	USD	33,138	10/04/17	(1,002,437)
Goldman Sachs Bank USA	MXN	25,044	USD	1,406	10/06/17	31,286
Goldman Sachs Bank USA	TRY	3,833	USD	1,059	10/18/17	(11,856)
Goldman Sachs Bank USA	PLN	7,967	EUR	1,863	10/27/17	21,535
Goldman Sachs Bank USA	MXN	27,163	CAD	1,887	11/08/17	30,016
Goldman Sachs Bank USA	NZD	8,371	USD	6,068	11/30/17	29,282
Goldman Sachs Bank USA	JPY	1,292,054	USD	11,635	12/05/17	118,961
HSBC Bank USA	BRL	42,892	USD	13,837	10/03/17	294,410
HSBC Bank USA	USD	13,539	BRL	42,892	10/03/17	3,634
HSBC Bank USA	CNH	169,063	USD	25,796	11/28/17	443,808
HSBC Bank USA	USD	13,570	CNH	89,234	11/28/17	(188,425)
JPMorgan Chase Bank, NA	EUR	2,177	USD	2,621	10/04/17	48,461
JPMorgan Chase Bank, NA	USD	12,171	MXN	216,880	10/06/17	(267,375)
JPMorgan Chase Bank, NA	KRW	7,075,182	USD	6,175	10/10/17	(4,045)
JPMorgan Chase Bank, NA	USD	6,351	KRW	7,075,182	10/10/17	(171,597)
JPMorgan Chase Bank, NA	CAD	3,614	NZD	3,882	10/17/17	(93,051)
JPMorgan Chase Bank, NA	NZD	3,882	CAD	3,614	10/17/17	93,035
JPMorgan Chase Bank, NA	USD	12,192	PLN	44,220	10/20/17	(73,933)

66 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	KRW	7,257,164	USD	6,412	10/26/17	$73,066
JPMorgan Chase Bank, NA	EUR	1,863	PLN	7,967	10/27/17	(21,550)
JPMorgan Chase Bank, NA	ZAR	16,700	USD	1,228	11/02/17	871
JPMorgan Chase Bank, NA	JPY	362,333	AUD	4,454	11/06/17	266,762
JPMorgan Chase Bank, NA	AUD	4,454	JPY	362,339	11/06/17	(266,710)
JPMorgan Chase Bank, NA	CAD	39,407	USD	31,446	11/10/17	(144,445)
JPMorgan Chase Bank, NA	SEK	11,581	USD	1,331	11/20/17	(94,794)
JPMorgan Chase Bank, NA	USD	24,407	TWD	732,350	11/22/17	(246,003)
JPMorgan Chase Bank, NA	CHF	30,743	USD	32,220	11/29/17	352,622
JPMorgan Chase Bank, NA	SEK	20,244	CHF	2,433	12/01/17	28,263
JPMorgan Chase Bank, NA	JPY	1,374,394	USD	12,213	12/05/17	(37,701)
JPMorgan Chase Bank, NA	ZAR	170,731	USD	12,734	12/07/17	257,699
JPMorgan Chase Bank, NA	RUB	58,828	USD	1,008	12/11/17	(40)
JPMorgan Chase Bank, NA	TRY	4,411	USD	1,131	12/21/17	(78,967)
JPMorgan Chase Bank, NA	TRY	3,730	USD	1,039	3/08/18	37,403
JPMorgan Chase Bank, NA	USD	1,039	TRY	3,730	3/08/18	(37,419)
JPMorgan Chase Bank, NA	TRY	3,840	USD	1,047	3/20/18	18,977
JPMorgan Chase Bank, NA	USD	1,047	TRY	3,840	3/20/18	(18,977)
JPMorgan Chase Bank, NA	MXN	23,321	USD	1,252	7/23/18	27,603
Morgan Stanley Capital Services, LLC	MXN	337,671	USD	18,743	10/06/17	209,086
Royal Bank of Scotland PLC	USD	19,784	NOK	154,374	12/13/17	(369,336)
Standard Chartered Bank	BRL	75,221	USD	23,744	10/03/17	(6,372)
Standard Chartered Bank	USD	23,573	BRL	75,221	10/03/17	177,515
Standard Chartered Bank	BRL	75,221	USD	23,477	11/03/17	(167,308)
Standard Chartered Bank	SGD	50,266	USD	36,768	11/16/17	(307,297)
Standard Chartered Bank	TWD	733,751	USD	24,160	11/22/17	(47,158)
Standard Chartered Bank	CNH	80,189	USD	12,202	11/28/17	177,515
UBS AG	KRW	20,422,106	USD	18,233	10/26/17	394,904
UBS AG	USD	24,816	INR	1,611,533	11/29/17	(327,689)

						$(627,306)

PUT OPTIONS WRITTEN (see Note C)

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)		Premiums Received	U.S. $ Value
PowerShares QQQ Trust	BNP Paribas SA	1,526	USD	130.00	October 2017	USD	2	$118,962	$(9,919)
SPDR S&P 500 ETF Trust	BNP Paribas SA	892	USD	222.00	October 2017	USD	1	68,646	(5,798)

								$187,608	$(15,717)

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 67

PORTFOLIO OF INVESTMENTS (continued)

CREDIT DEFAULT SWAPTIONS WRITTEN (see Note C)

Description	Counterparty	Buy/Sell Protection	Strike Rate	Expiration Month	Notional Amount (000)	Premiums Received	Market Value
Put
CDX-NAHY Series 28, 5 Year Index	JPMorgan Chase Bank, NA	Sell	1.00%	October 2017	$6,770	$(9,816)	$(426)
CDX-NAHY Series 28, 5 Year Index	Goldman Sachs International	Sell	1.02	December 2017	22,000	(67,100)	(33,352)

						$(76,916)	$(33,778)

CURRENCY OPTIONS WRITTEN (see Note C)

Description/ Counterparty	Exercise Price		Expiration Date	Contracts	Notional Amount (000)		Premiums Received	U.S. $ Value
Call
AUD vs. NZD/ JPMorgan Chase Bank, NA	NZD	1.124	11/2017	15,526,770	NZD	15,527	$64,692	$(19,873)
AUD vs. NZD/ Citibank, NA	NZD	1.139	12/2017	17,077,500	NZD	17,078	69,663	(13,482)
CAD vs. AUD/ Credit Suisse International	CAD	1.030	10/2017	4,686,500	CAD	4,687	14,991	(1,649)
CAD vs. MXN/ Goldman Sachs Bank USA	MXN	15.000	11/2017	144,000,000	MXN	144,000	54,685	(38,194)
CAD vs. NOK/ Deutsche Bank AG	NOK	6.429	11/2017	88,270,170	NOK	88,270	67,464	(95,258)
CAD vs. NZD/ JPMorgan Chase Bank, NA	CAD	0.958	10/2017	15,759,100	CAD	15,759	73,392	(455)
CHF vs. AUD/ Deutsche Bank AG	CHF	0.760	12/2017	12,122,000	CHF	12,122	103,441	(167,869)
CHF vs. SEK/ Deutsche Bank AG	SEK	8.645	11/2017	99,201,375	SEK	99,201	81,349	(49,632)
CHF vs. SEK/ JPMorgan Chase Bank, NA	SEK	8.567	11/2017	98,306,000	SEK	98,306	78,527	(73,661)
EUR vs. NOK/ Goldman Sachs Bank USA	NOK	9.585	11/2017	98,485,875	NOK	98,486	67,067	(42,439)
EUR vs. SEK/ Bank of America, NA	SEK	9.650	11/2017	116,871,150	SEK	116,871	86,612	(109,182)

68 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Description/ Counterparty	Exercise Price		Expiration Date	Contracts	Notional Amount (000)		Premiums Received	U.S. $ Value
EUR vs. SEK/ Goldman Sachs Bank USA	SEK	9.751	12/2017	98,480,050	SEK	98,480	$56,041	$(64,530)
EUR vs. SEK/ JPMorgan Chase Bank, NA	SEK	9.850	03/2018	183,702,500	SEK	183,703	189,501	(183,276)
JPY vs. AUD/ JPMorgan Chase Bank, NA	JPY	84.800	11/2017	1,388,600,000	JPY	1,388,600	115,795	(519,579)
MXN vs. USD/ Citibank, NA	MXN	21.070	11/2017	127,473,500	MXN	127,474	94,380	(1,085)
NOK vs. AUD/ Deutsche Bank AG	NOK	6.700	12/2017	53,600,000	NOK	53,600	41,640	(9,556)
NOK vs. CAD/ Bank of America, NA	NOK	6.670	10/2017	103,385,000	NOK	103,385	67,048	(2,648)
PLN vs. EUR/ Goldman Sachs Bank USA	PLN	4.379	10/2017	45,322,650	PLN	45,323	56,624	(24,878)
RUB vs. USD/ Citibank, NA	RUB	77.616	10/2017	457,934,400	RUB	457,934	182,369	(270)
RUB vs. USD/ Deutsche Bank AG	RUB	65.000	11/2017	196,625,000	RUB	196,625	53,694	(1,991)
RUB vs. USD/ JPMorgan Chase Bank, NA	RUB	65.000	11/2017	196,625,000	RUB	196,625	54,148	(1,991)
SEK vs. EUR/ Morgan Stanley Capital Services, LLC	SEK	9.728	10/2017	102,141,900	SEK	102,142	53,580	(17,996)
SEK vs. EUR/ Goldman Sachs Bank USA	SEK	9.800	10/2017	101,920,000	SEK	101,920	54,214	(11,725)
SEK vs. USD/ JPMorgan Chase Bank, NA	SEK	9.064	11/2017	54,837,200	SEK	54,837	56,719	(1,764)
TRY vs. USD/ Goldman Sachs Bank USA	TRY	3.787	10/2017	22,912,560	TRY	22,913	60,748	(4,129)

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 69

PORTFOLIO OF INVESTMENTS (continued)

Description/ Counterparty	Exercise Price		Expiration Date	Contracts	Notional Amount (000)		Premiums Received	U.S. $ Value
TRY vs. USD/ JPMorgan Chase Bank, NA	TRY	4.300	12/2017	25,585,000	TRY	25,585	$145,775	$(6,614)
TRY vs. USD/ Morgan Stanley Capital Services, LLC	TRY	4.368	07/2018	26,426,400	TRY	26,426	160,325	(103,749)
USD vs. MXN/ Credit Suisse International	MXN	21.500	07/2018	130,397,500	MXN	130,398	103,718	(90,240)
USD vs. MXN/ JPMorgan Chase Bank, NA	MXN	20.000	07/2018	121,000,000	MXN	121,000	157,482	(174,251)
USD vs. MXN/ Credit Suisse International	MXN	22.000	08/2018	242,000,000	MXN	242,000	214,170	(149,865)
USD vs. MXN/ Goldman Sachs Bank USA	MXN	22.000	08/2018	132,880,000	MXN	132,880	109,517	(90,243)
USD vs. RUB/ JPMorgan Chase Bank, NA	RUB	61.500	12/2017	373,612,500	RUB	373,613	54,553	(41,340)
USD vs. RUB/ Credit Suisse International	RUB	65.850	02/2018	399,380,250	RUB	399,380	101,674	(46,405)
USD vs. TRY/ JPMorgan Chase Bank, NA	TRY	3.835	03/2018	23,297,625	TRY	23,298	92,340	(137,120)
USD vs. TRY/ Citibank, NA	TRY	3.860	03/2018	23,353,000	TRY	23,353	92,777	(131,199)
USD vs. TRY/ JPMorgan Chase Bank, NA	TRY	3.930	03/2018	23,776,500	TRY	23,777	96,467	(112,638)
USD vs. ZAR/ JPMorgan Chase Bank, NA	ZAR	14.040	10/2017	84,942,000	ZAR	84,942	44,044	(41,716)
Put
KRW vs. JPY/ JPMorgan Chase Bank, NA	KRW	9.826	10/2017	13,461,620,000	KRW	13,461,620	83,643	(6,347)

70 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Description/ Counterparty	Exercise Price		Expiration Date	Contracts	Notional Amount (000)		Premiums Received	U.S. $ Value
NZD vs. CAD/ JPMorgan Chase Bank, NA	CAD	0.885	10/2017	14,292,750	CAD	14,293	$48,042	$(22,440)

							$3,402,911	$(2,611,279)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note C)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 27, 5 Year Index, 12/20/21*	(5.00)%	Quarterly	2.92%	USD	21,283	$(1,706,318)	$(1,247,611)	$(458,707)
iTraxx Europre Crossover Series 21, 5 Year Index, 6/20/19*	(5.00)	Quarterly	0.36	EUR	3	(270)	(146)	(124)
Sale Contracts
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	5.00	Quarterly	2.31	USD	6,879	233,475	125,730	107,745
CDX-NAHY Series 28, 5 Year Index, 6/20/22*	5.00	Quarterly	3.14	USD	13,553	1,063,650	859,255	204,395
CDX-NAHY Series 28, 5 Year Index, 6/20/22*	5.00	Quarterly	3.14	USD	5	456	347	109
CDX-NAIG Series 20, 5 Year Index, 6/20/18*	1.00	Quarterly	0.07	USD	10,730	75,871	22,430	53,441
iTraxx Europe Crossover Series 27, 5 Year Index, 6/20/22*	5.00	Quarterly	2.15	EUR	13,259	1,989,670	1,237,221	752,449

							$997,226	$659,308

*	Termination date

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 71

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)
CAD	47,205	11/14/21	3 Month CDOR	1.323%	Semi-Annual/ Semi-Annual	$(1,098,614)	$—	$(1,098,614)
CAD	47,205	11/15/21	3 Month CDOR	1.318%	Semi-Annual/ Semi-Annual	(1,105,887)	—	(1,105,887)
CAD	9,480	11/14/46	2.223%	3 Month CDOR	Semi-Annual/ Semi-Annual	669,787	—	669,787
CAD	9,480	11/15/46	2.234%	3 Month CDOR	Semi-Annual/ Semi-Annual	651,619	—	651,619

						$(883,095)	$—	$(883,095)

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Barclays Bank PLC
CCO Holdings, LLC, 7.25% 10/30/17, 6/20/19*	5.00%	Quarterly	0.30%	USD	828	$67,256	$31,981	$35,275
K. Hovnanian Enterprises, Inc., 7.00% 1/15/19, 9/20/20*	5.00	Quarterly	11.22	USD	1,521	(214,454)	(257,401)	42,947
K. Hovnanian Enterprises, Inc., 7.00% 1/15/19, 9/20/20*	5.00	Quarterly	11.22	USD	609	(85,867)	(103,229)	17,362
Citibank, NA
CDX-CMBX .NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	454	(68,599)	(53,629)	(14,970)
Credit Suisse International
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	11.72	USD	5,000	(1,209,639)	(817,869)	(391,770)
International Game Technology, 4.75% 2/15/23, 6/20/22*	5.00	Quarterly	1.61	EUR	310	56,703	33,243	23,460
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	364	(55,031)	(44,860)	(10,171)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	258	(38,984)	(30,110)	(8,874)
Goldman Sachs Bank USA
Avis Budget Car Rental LLC, 5.25% 3/15/25, 6/20/22*	5.00	Quarterly	2.74	USD	2,450	232,291	154,211	78,080
CDX-NAIG Series 9, 10 Year Index, 12/20/17*	5.00	Quarterly	0.06	USD	300	3,866	(2,025)	5,891

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PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
K. Hovnanian Enterprises, Inc., 7.00% 1/15/19, 9/20/20*	5.00%	Quarterly	11.22%	USD	580	$(81,777)	$(92,478)	$10,701
Nine West Holdings, Inc., 6.875% 3/15/19, 3/20/19*	5.00	Quarterly	128.27	USD	1,829	(1,368,645)	17,876	(1,386,521)
United States Steel Corp., 6.65% 6/1/37, 12/20/21*	5.00	Quarterly	2.61	USD	700	66,474	(47,697)	114,171
Goldman Sachs International
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	11.72	USD	5,000	(1,210,333)	(903,954)	(306,379)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	11.72	USD	5,000	(1,209,639)	(863,165)	(346,474)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	11.72	USD	13,500	(3,266,025)	(2,103,345)	(1,162,680)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	11.72	USD	10,000	(2,419,278)	(1,560,130)	(859,148)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	11.72	USD	2,071	(500,963)	(320,648)	(180,315)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	11.72	USD	2,929	(708,675)	(453,597)	(255,078)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	Monthly	6.75	USD	1,041	(157,295)	(118,086)	(39,209)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	Monthly	6.75	USD	530	(80,083)	(59,721)	(20,362)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	Monthly	6.75	USD	133	(20,096)	(15,095)	(5,001)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	2,158	(326,254)	(196,053)	(130,201)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	180	(27,213)	(16,959)	(10,254)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	360	(54,426)	(34,547)	(19,879)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	360	(54,426)	(37,384)	(17,042)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	719	(108,701)	(81,607)	(27,094)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	371	(56,089)	(32,933)	(23,156)
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	10,000	(1,510,167)	(116,390)	(1,393,777)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	1,272	(192,199)	(146,290)	(45,909)

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PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services, LLC
CDX-CMBX.NA. BBB- Series 6, 5/11/63*	3.00%	Monthly	6.75%	USD	1,188	$(179,507)	$(131,202)	$(48,305)

						$(14,777,775)	$(8,403,093)	$(6,374,682)

*	Termination date

TOTAL RETURN SWAPS (see Note C)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Bank of America, NA
iBoxx $ Liquid High Yield Index	20,572	LIBOR	Quarterly	USD	5,484	12/20/17	$35,403
iBoxx $ Liquid High Yield Index	24,956	LIBOR	Quarterly	USD	6,667	12/20/17	28,758
Citibank, NA
iBoxx $ Liquid High Yield Index	8,260	LIBOR	Quarterly	USD	2,194	12/20/17	14,980
iBoxx $ Liquid High Yield Index	8,238	LIBOR	Quarterly	USD	2,194	12/20/17	9,273
Goldman Sachs International
iBoxx $ Liquid High Yield Index	10,539	LIBOR	Quarterly	USD	2,800	12/20/17	19,792
JPMorgan Chase Bank, NA
iBoxx $ Liquid High Yield Index	32,123	LIBOR	Quarterly	USD	8,564	12/20/17	54,642
iBoxx $ Liquid High Yield Index	32,123	LIBOR	Quarterly	USD	8,564	12/20/17	54,642
Morgan Stanley Capital Services, LLC
iBoxx $ Liquid High Yield Index	25,306	LIBOR	Quarterly	USD	6,753	12/20/17	36,735
iBoxx $ Liquid High Yield Index	8,483	LIBOR	Quarterly	USD	2,260	12/20/17	16,123

							$270,348

VARIANCE SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Volatility Strike Price	Notional Amount (000)			Payment Frequency	Market Value	Upfront Premiums (Paid) Received			Unrealized Appreciation/ (Depreciation)
Sale Contracts
JPMorgan Chase Bank, NA S&P/ASX 200 Index, 10/19/17*	11.00	AUD	– 0	–^	Maturity	$6,583	$	– 0	–	$6,583

*	Termination date

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PORTFOLIO OF INVESTMENTS (continued)

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Principal Amount (000)	Currency	Interest Rate		Maturity	U.S. $ Value at September 30, 2017
Barclays Capital, Inc.†	1,971	USD	(2.75	)%*	—	$1,949,813
Barclays Capital, Inc.†	846	USD	(0.75	)%*	—	843,219
Barclays Capital, Inc.†	1,404	USD	0.00%		—	1,404,375
Credit Suisse Securities (USA) LLC†	1,275	USD	(1.00	)%*	—	1,273,635
Credit Suisse Securities (USA) LLC†	677	USD	(0.75	)%*	—	676,756
Credit Suisse Securities (USA) LLC†	1,348	USD	(0.50	)%*	—	1,347,425
Deutsche Bank Securities, Inc.†	1,023	USD	(2.00	)%*	—	1,021,053
JPMorgan Chase Bank, NA	39,750	USD	1.18	%*	10/18/17	39,856,839
JPMorgan Chase Bank, NA†	1,140	EUR	(0.50	)%*	—	1,346,786
Merrill Lynch, Pierce, Fenner & Smith Inc.	9,966	USD	1.25	%*	10/05/17	9,985,629

						$59,705,530

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on September 30, 2017

*	Interest payment due from counterparty.

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements on the statement of assets and liabilities is as follows:

	Overnight and Continuous	Up to 30 Days			31-90 Days			Greater than 90 Days			Total
Corporates – Non-Investment Grade	$8,458,687	$	– 0	–	$	– 0	–	$	– 0	–	$8,458,687
Governments – Treasuries	—		49,842,468			—			—		49,842,468
Corporates – Investment Grade	1,404,375		—			—			—		1,404,375

Total	$9,863,062		$49,842,468		$	– 0	–	$	– 0	–	$59,705,530

**	Principal amount less than 500.

^	Notional amount less than 500.

(a)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at September 30, 2017.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 2.37% of net assets as of September 30, 2017, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Artsonig Pty Ltd. 11.50%, 4/01/19	3/13/14	$2,001,235	$28,535	0.00%
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 7.737%, 4/25/26	4/29/16	3,572,166	3,673,008	0.30%
Bellemeade Re II Ltd. Series 2016-1A, Class B1 13.237%, 4/25/26	4/29/16	282,749	308,985	0.03%

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PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Bellemeade Re Ltd. Series 2015-1A, Class M2 5.537%, 7/25/25	7/27/15	$825,737	$842,524	0.07%
Creditcorp 12.00%, 7/15/18	6/28/13	1,297,625	1,118,000	0.09%
Dominican Republic International Bond 16.00%, 7/10/20	12/08/10	6,341,827	5,575,390	0.46%
Exide Technologies 11.00%, 4/30/22	4/30/15 — 12/01/16	3,625,303	3,407,042	0.28%
Exide Technologies 7.00%, 4/30/25	11/10/16	90,748	96,257	0.01%
Fideicomiso PA Pacifico Tres 7.00%, 1/15/35	3/04/16	1,945,274	2,369,537	0.20%
Golden Energy Offshore Services AS 5.00%, 12/31/17	5/14/14	1,273,130	517,667	0.04%
K2016470219 (South Africa) Ltd. 3.00%, 12/31/22	2/01/17	1,380,593	56,182	0.00%
K2016470260 (South Africa) Ltd. 25.00%, 12/31/22	2/01/17	207,566	204,667	0.02%
Liberty Tire Recycling LLC 11.00%, 3/31/21	9/23/10	1,831,461	927,844	0.08%
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18	5/15/13	2,295,760	29	0.00%
Modular Space Corp.	2/23/17	1,330,993	1,345,561	0.11%
Pacific Drilling SA 5.375%, 6/01/20	4/30/14 — 9/03/14	2,407,332	842,490	0.07%
SoFi Consumer Loan Program LLC Series 2016-1, Class R Zero Coupon, 8/25/25	7/28/17	1,386,707	1,313,307	0.11%
SoFi Consumer Loan Program LLC Series 2017-2, Class R Zero Coupon, 2/25/26	6/15/17	931,484	964,112	0.08%
SoFi Consumer Loan Program LLC Series 2017-3, Class R Zero Coupon, 5/25/26	5/11/17	1,107,300	1,189,100	0.10%
SoFi Consumer Loan Program LLC Series 2017-4, Class R1 Zero Coupon, 5/26/26	6/28/17	1,032,000	1,082,000	0.09%
SoFi Consumer Loan Program LLC Series 2017-5, Class R1 Zero Coupon, 9/25/26	9/18/17	1,313,468	1,313,468	0.11%

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PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost			Market Value			Percentage of Net Assets
Texas Competitive/TCEH 11.50%, 10/01/20	4/18/11	$	– 0	–	$	– 0	–	0.00%
Tonon Luxembourg SA 9.25%, 1/24/20	1/16/13		1,624,662			178,852		0.01%
Vantage Drilling International 10.00%, 12/31/20	2/10/16		82,736			85,260		0.01%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	1/23/14 — 6/09/14		2,401,853			204,500		0.02%
Virgolino de Oliveira Finance SA 10.875%, 1/13/20	2/12/14		477,418			129,600		0.01%
Virgolino de Oliveira Finance SA 11.75%, 2/09/22	6/09/14		838,866			72,900		0.01%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 6.737%, 11/25/25	9/28/15		617,152			702,122		0.06%

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, the aggregate market value of these securities amounted to $400,877,342 or 33.1% of net assets.

(d)	Illiquid security.

(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(f)	Fair valued by the Adviser.

(g)	Non-income producing security.

(h)	Defaulted.

(i)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value		Percentage of Net Assets
CHC Group LLC	3/10/17	$3,697,478	$361,585		0.03%
CHC Group LLC/CHC Finance Ltd. Series AI 10/01/20	10/02/12	1,991,630	4,481,281		0.37%
Exide Technologies	4/30/15	112,260	233,035		0.02%
Exide Technologies	4/30/15	28,932	60,057		0.01%
Momentive Performance Materials, Inc. 8.875%, 10/15/20	4/30/15	2	– 0	–	0.00%
Mt. Logan Re Ltd. (Preference Shares)	12/30/14	2,953,000	3,064,427		0.25%

(j)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(k)	Convertible security.

(l)	Floating Rate Security. Stated interest/floor rate was in effect at September 30, 2017.

(m)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2017.

(n)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(o)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

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PORTFOLIO OF INVESTMENTS (continued)

(p)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(q)	Inverse interest only security.

(r)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at September 30, 2017.

(s)	This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(t)	IO—Interest Only.

(u)	Variable rate coupon, rate shown as of September 30, 2017.

(v)	The security is subject to a 12 month lock-up period, after which semi-annual redemptions are permitted.

(w)	The company invests on a global basis in multiple asset classes including (but not limited to) private equity debt securities, property-related assets and private equity securities including warrants and preferred stock.

(x)	Affiliated investments.

(y)	The rate shown represents the 7-day yield as of period end.
(z)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

ARS – Argentine Peso

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNH – Chinese Yuan Renminbi (Offshore)

COP – Colombian Peso

DOP – Dominican Peso

EGP – Egyptian Pound

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

HUF – Hungarian Forint

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

LKR – Sri Lankan Rupee

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

UYU – Uruguayan Peso

ZAR – South African Rand

Glossary:

12MTA – 12 Month Treasury Average

ABS – Asset-Backed Securities

ASX – Australian Stock Exchange

BADLAR – Argentina Deposit Rates Badlar Private Banks

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

ETF – Exchange Traded Fund

H15T – U.S. Treasury Yield Curve Rate T Note Constant Maturity

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

SPDR – Standard & Poor’s Depository Receipt

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

September 30, 2017 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,224,873,035)	$1,257,702,237
Affiliated issuers (cost $18,562,120)	18,562,120
Cash	218,800
Cash collateral due from broker	1,235,544
Foreign currencies, at value (cost $535,990)	532,204
Unaffiliated dividends and interest receivable	18,974,489
Unrealized appreciation on forward currency exchange contracts	5,562,555
Receivable for investment securities sold	2,017,356
Receivable for terminated credit default and variance swaps	1,954,673
Unrealized appreciation on credit default swaps	327,887
Unrealized appreciation of total return swaps	270,348
Upfront premiums paid on credit default swaps	237,311
Receivable for newly entered total return swaps	95,203
Receivable for variation margin on exchange traded swaps	29,985
Affiliated dividends receivable	7,925
Unrealized appreciation on variance swaps	6,583

Total assets	1,307,735,220

Liabilities
Options written, at value (premiums received $3,590,519)	2,626,996
Swaptions written, at value (premiums received $76,916)	33,778
Payable for reverse repurchase agreements	59,705,530
Payable for investment securities purchased	7,539,129
Upfront premiums received on credit default swaps	8,640,404
Unrealized depreciation on credit default swaps	6,702,569
Unrealized depreciation on forward currency exchange contracts	6,189,861
Payable for terminated credit default and total return swaps	1,709,724
Advisory fee payable	1,103,341
Cash collateral received from broker	550,000
Payable for variation margin on futures	143,937
Payable for newly entered total return swaps	95,203
Payable for variation margin on exchange traded swaps	43,523
Administrative fee payable	13,540
Accrued expenses and other liabilities	312,809

Total liabilities	95,410,344

Net Assets	$1,212,324,876

Composition of Net Assets
Capital stock, at par	$862,297
Additional paid-in capital	1,195,922,732
Distributions in excess of net investment income	(2,769,377)
Accumulated net realized loss on investment and foreign currency transactions	(7,947,965)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	26,257,189

Net Assets	$1,212,324,876

Net Asset Value Per Share—100 million shares of capital stock authorized, $0.01 par value (based on 86,229,677 shares outstanding)	$14.06

See notes to financial statements.

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 79

STATEMENT OF OPERATIONS

Six Months Ended September 30, 2017 (unaudited)

Investment Income
Interest (net of foreign taxes withheld of $93,088)	$40,001,588
Dividends
Unaffiliated issuers	199,755
Affiliated issuers	85,363	$40,286,706

Expenses
Advisory fee (see Note B)	5,468,683
Transfer agency	17,647
Custodian	169,038
Audit and tax	89,206
Printing	73,432
Registration fees	42,320
Administrative	36,282
Legal	20,789
Directors’ fees	12,340
Miscellaneous	40,532

Total expenses before interest expense	5,970,269
Interest expense	325,044

Total expenses	6,295,313
Less: expenses waived and reimbursed by the Adviser (see Note B)	(25,468)

Net expenses		6,269,845

Net investment income		34,016,861

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(3,977,892	)(a)
Forward currency exchange contracts		(8,585,397)
Futures		1,230,089
Options written		6,551,002
Swaps		5,467,293
Swaptions written		432,335
Foreign currency transactions		(1,886,262)
Net change in unrealized appreciation/depreciation on:
Investments		21,880,772
Forward currency exchange contracts		(111,607)
Futures		(848,435)
Options written		378,975
Swaps		(1,587,551)
Swaptions written		(50,656)
Foreign currency denominated assets and liabilities		(339,556)

Net gain on investment and foreign currency transactions		18,553,110

Net Increase in Net Assets from Operations		$52,569,971

(a)	Net of foreign capital gains taxes of $9,900.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2017 (unaudited)		Year ended March 31, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$34,016,861		$70,671,725
Net realized gain (loss) on investment and foreign currency transactions	(768,832)		25,607,301
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	19,321,942		91,280,702
Contributions from Affiliates (see Note B)	– 0	–	6,016

Net increase in net assets from operations	52,569,971		187,565,744
Dividends to Shareholders from
Net investment income	(36,164,728)		(81,900,947)

Total increase	16,405,243		105,664,797
Net Assets
Beginning of period	1,195,919,633		1,090,254,836

End of period (including distributions in excess of net investment income of $(2,769,377) and $(621,510), respectively)	$1,212,324,876		$1,195,919,633

See notes to financial statements.

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 81

NOTES TO FINANCIAL STATEMENTS

September 30, 2017 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Global High Income Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on May 20, 1993 and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued

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at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as

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described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

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Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange-traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments

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for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of September 30, 2017:

Investments in Securities	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$441,991,646		$11,262,200	#	$453,253,846
Governments – Treasuries		– 0	–	174,868,321		– 0	–	174,868,321
Collateralized Mortgage Obligations		– 0	–	141,932,046		– 0	–	141,932,046
Emerging Markets – Treasuries		– 0	–	98,221,531		– 0	–	98,221,531
Corporates – Investment Grade		– 0	–	88,916,141		– 0	–	88,916,141
Emerging Markets – Sovereigns		– 0	–	85,062,405		– 0	–	85,062,405
Emerging Markets – Corporate Bonds		– 0	–	45,911,610		439,701		46,351,311
Bank Loans		– 0	–	32,639,846		2,766,133		35,405,979
Commercial Mortgage-Backed Securities		– 0	–	3,046,621		26,397,505		29,444,126
Asset-Backed Securities		– 0	–	758,960		15,992,715		16,751,675
Common Stocks		7,081,750		4,215,380		5,147,009	#	16,444,139
Inflation-Linked Securities		– 0	–	13,344,751		2,369,537		15,714,288
Preferred Stocks		2,531,212		– 0	–	10,682,350		13,213,562
Whole Loan Trusts		– 0	–	– 0	–	6,540,879		6,540,879
Local Governments – Regional Bonds		– 0	–	6,380,293		– 0	–	6,380,293
Local Governments – US Municipal Bonds		– 0	–	5,528,387		– 0	–	5,528,387
Governments – Sovereign Bonds		– 0	–	3,789,950		– 0	–	3,789,950
Quasi-Sovereigns		– 0	–	3,294,437		– 0	–	3,294,437
Collateralized Loan Obligations		– 0	–	– 0	–	1,302,678		1,302,678
Options Purchased – Puts		– 0	–	354,701		– 0	–	354,701
Warrants		72,417		– 0	–	233,402	#	305,819
Options Purchased – Calls		– 0	–	16,052		– 0	–	16,052
Short-Term Investments:
Investment Companies		18,562,120		– 0	–	– 0	–	18,562,120
Emerging Markets – Sovereigns		– 0	–	4,683,415		1,067,988		5,751,403
Time Deposits		– 0	–	3,994,538		– 0	–	3,994,538
Governments – Treasuries		– 0	–	2,747,518		– 0	–	2,747,518

Investments valued at NAV**								2,116,212

Total Investments in Securities		28,247,499		1,161,698,549		84,202,097		1,276,264,357

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Investments in Securities	Level 1	Level 2	Level 3	Total
Other Financial Instruments*:
Assets
Futures	$	– 0	–	$140,639	$	– 0	–	$140,639	†
Forward Currency Exchange Contracts	– 0	–	5,562,555	– 0	–	5,562,555
Centrally Cleared Credit Default Swaps	– 0	–	3,363,122	– 0	–	3,363,122
Centrally Cleared Interest Rate Swaps	– 0	–	1,321,406	– 0	–	1,321,406	†
Credit Default Swaps	– 0	–	426,590	– 0	–	426,590
Total Return Swaps	– 0	–	270,348	– 0	–	270,348
Variance Swaps	– 0	–	6,583	– 0	–	6,583
Liabilities
Futures	(711,297)	– 0	–	– 0	–	(711,297	)†
Forward Currency Exchange Contracts	– 0	–	(6,189,861)	– 0	–	(6,189,861)
Put Options Written	– 0	–	(15,717)	– 0	–	(15,717)
Credit Default Swaptions Written	– 0	–	(33,778)	– 0	–	(33,778)
Currency Options Written	– 0	–	(2,611,279)	– 0	–	(2,611,279)
Centrally Cleared Credit Default Swaps	– 0	–	(1,706,588)	– 0	–	(1,706,588)
Centrally Cleared Interest Rate Swaps	– 0	–	(2,204,501)	– 0	–	(2,204,501	)†
Credit Default Swaps	– 0	–	(15,204,365)	– 0	–	(15,204,365)

Total^	$27,536,202	$1,144,823,703	$84,202,097	$1,258,678,214

#	The Fund held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include credit default swaps, options written and swaptions which are valued at market value.

†	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/depreciation on exchange-traded futures and swaps as reported in the portfolio of investments.

^	There were de minimis transfers from Level 1 to Level 2 during the reporting period. There were no transfers from Level 2 to Level 1 during the reporting period.

**	In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods, with application of the amendments noted above retrospectively to all periods presented. The retrospective approach requires that an investment for which fair value is measured using the net asset value per share practical expedient be removed from the fair value hierarchy in all periods presented herein. Accordingly, the total investments with a fair value of $2,116,212 have not been categorized in the fair value hierarchy.

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The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non-Investment Grade#		Emerging Markets - Corporate Bonds		Bank Loans		Commercial Mortgage- Backed Securities
Balance as of 3/31/17	$15,636,996		$584,474		$4,531,506		$33,960,760
Accrued discounts/ (premiums)	(36,366)		(49,383)		(7,634)		46,226
Realized gain (loss)	– 0	–	(685)		(3,079,937)		284,606
Change in unrealized appreciation/depreciation	(1,494,999)		(41,906)		3,085,515		182,582
Purchases	6,964,257		1,624,599		454,467		956,000
Sales/Paydowns	(5,108,706)		(1,677,398)		(1,413,934)		(9,032,669)
Reclassification	– 0	–	– 0	–	– 0	–	– 0	–
Transfers into Level 3	607,798		– 0	–	1,097,995		– 0	–
Transfers out of Level 3	(5,306,780)		– 0	–	(1,901,845)		– 0	–

Balance as of 9/30/17	$11,262,200		$439,701		$2,766,133		$26,397,505

Net change in unrealized appreciation/depreciation from investments held as of 9/30/17**	$(905,831)		$(1,535,329)		$(20,060)		$293,291

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	Asset- Backed Securities		Common Stocks#		Inflation- Linked Securities		Preferred Stocks
Balance as of 3/31/17	$12,345,172		$8,512,093		$2,356,795		$10,058,730
Accrued discounts/ (premiums)	178,009		– 0	–	2,531		– 0	–
Realized gain (loss)	510,099		(334,322)		– 0	–	491,809
Change in unrealized appreciation/depreciation	242,801		79,635		10,211		(224,005)
Purchases	5,795,490		2,565,686		– 0	–	1,382,200
Sales/Paydowns	(2,203,542)		(1,225,433)		– 0	–	(1,026,384)
Reclassification	(875,314)		– 0	–	– 0	–	– 0	–
Transfers into Level 3	– 0	–	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	(4,450,650)		– 0	–	– 0	–

Balance as of 9/30/17	$15,992,715		$5,147,009		$2,369,537		$10,682,350

Net change in unrealized appreciation/depreciation from investments held as of 9/30/17**	$351,810		$227,496		$10,211		$(224,005)

	Whole Loan Trusts		Collateralized Loan Obligations		Warrants#		Emerging Markets - Sovereigns
Balance as of 3/31/17	$8,232,252		$ – 0	–	$399,141		$ – 0	–
Accrued discounts/ (premiums)	9,003		6,892		– 0	–	76,014
Realized gain (loss)	(295,399)		– 0	–	– 0	–	– 0	–
Change in unrealized appreciation/depreciation	(437,925)		7,529		(77,482)		17,631
Purchases	61,829		412,943		– 0	–	974,343
Sales/Paydowns	(1,028,881)		– 0	–	– 0	–	– 0	–
Reclassification	– 0	–	875,314		– 0	–	– 0	–
Transfers into Level 3	– 0	–	– 0	–	97		– 0	–
Transfers out of Level 3	– 0	–	– 0	–	(88,354)		– 0	–

Balance as of 9/30/17	$6,540,879		$1,302,678		$233,402		$1,067,988

Net change in unrealized appreciation/depreciation from investments held as of 9/30/17**	$(437,925)		$7,529		$(296,751)		$17,631

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	Total
Balance as of 3/31/17	$96,617,919
Accrued discounts/ (premiums)	225,292
Realized gain (loss)	(2,423,829)
Change in unrealized appreciation/depreciation	1,349,587
Purchases	21,191,814
Sales/Paydowns	(22,716,947)
Reclassification	– 0	–
Transfers into Level 3	1,705,890
Transfers out of Level 3	(11,747,629)

Balance as of 9/30/17	$84,202,097	+

Net change in unrealized appreciation/depreciation from investments held as of 9/30/17**	(2,511,933)

#	The Fund held securities with zero market value during the reporting period.

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

+	There were de minimis transfers from Level 3 to Level 1 during the reporting period. There were de minimis transfers from Level 3 to Level 2 during the reporting period. There were de minimis transfers from Level 2 to Level 3 during the reporting period.

The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at September 30, 2017. Securities priced by third party vendors and NAV equivalent are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 9/30/17			Valuation Technique	Unobservable Input	Range/ Weighted Average
Corporates – Non-Investment Grade		$1,092		Projected Cash Flow	Terms of Escrow	$1.80 per $1,000 Principal
	$	– 0	–	Qualitative Assessment		$ 0.00/N/A

		$1,092

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	Fair Value at 9/30/17	Valuation Technique	Unobservable Input	Range/ Weighted Average
Common Stocks	$3,064,427	Market Approach	NAV Equivalent	$1,037.73 / NA
	$1,497,364	Market Approach	EBITDA* Projection	$96mm / NA
			EBITDA* Multiples	8.5X-9.5X / 9.0
	$39,846	Market Approach	EBITDA* Projection*	$317.8mm / NA
			EBITDA* Multiples	14.7X / NA
	$37,830	Market Approach	EBITDA* Projection*	$25 mm / NA
			EBITDA* Multiples	4.7X-6.7X / 5.7X

$4,639,467

Whole Loan Trusts	$1,527,435	Market Approach	Underlying NAV of the Collateral	$84.32 / NA
	$1,230,804	Recovery Analysis	Delinquency Rate	<4% / NA
	$965,170	Recovery Analysis	Cumulative Loss	<20% / NA
	$415,332	Discounted Cash Flow	Level Yield	65.78% / NA
	$218,595	Discounted Cash Flow	Level Yield	56.39% / NA
	$252,675	Recovery Analysis	Delinquency Rate	<5% / NA
			Collateralization	1.1X / NA
	$72,152	Discounted Cash Flow	Level Yield	62.59% / NA

$4,682,163

Warrants	$219,270	Market Approach	Common Stock Price Less Strike Price	$26.75 / NA
	$14,132	Option Pricing Model	Exercise Price	$6.64 / NA

$233,402

*	Earnings Before Interest, Taxes, Depreciation and Amortization.

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in Underlying NAV of the Collateral, Collateralization, Exercise Price, Appraisal Value, NAV equivalent, EBITDA

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projections and EBITDA Multiple in isolation would be expected to result in a significantly higher (lower) fair value measurement. A significant increase (decrease) in Level Yield, Discount Rate, Cumulative Loss, Delinquency Rate and Cash Flow Yield in isolation would be expected to result in a significant lower (higher) fair value measurement.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, and process at vendors, 2) daily comparisons of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities

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were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from

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those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .90% of the Fund’s average weekly net assets. Such fee is accrued daily and paid monthly.

For the year ended March 31, 2017, the Adviser reimbursed the Fund $6,016 for trading losses incurred due to trade entry errors.

Pursuant to the amended administration agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser, provided, however, that the reimbursement may not exceed .15% annualized of average weekly net assets. For the six months ended September 30, 2017, the reimbursement for such services amounted to $36,282.

Under the terms of a Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the six months ended September 30, 2017, there was no such reimbursement paid to ABIS.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended September 30, 2017, such waiver amounted to $25,468. A summary of the Fund’s transactions in shares of the Government Money Market Portfolio for the six months ended September 30, 2017 is as follows:

Market Value March 31, 2017 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value September 30, 2017 (000)	Dividend Income (000)
$ 36,558	$152,358	$170,354	$18,562	$85

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common directors. For the six months ended September 30, 2017, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $2,977,000 and $0, respectively.

Brokerage commissions paid on investment transactions for the six months ended September 30, 2017 amounted to $35,715, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co., LLC or Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended September 30, 2017 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$193,762,118		$176,490,102
U.S. government securities	– 0	–	20,775,156

The cost of investments for federal income tax purposes was substantially the same as cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$101,338,653
Gross unrealized depreciation	(75,022,291)

Net unrealized appreciation	$26,316,362

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

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A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended September 30, 2017, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a future, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

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Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a future can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended September 30, 2017, the Fund held futures for hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. At September 30, 2017 the maximum payment for written put options amounted to $165,255,389. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerages, is also treated as a realized gain, or if the premium

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received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund’s selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swaps, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the six months ended September 30, 2017, the Fund held purchased options for hedging and non-hedging purposes.

During the six months ended September 30, 2017, the Fund held written options for hedging and non-hedging purposes.

During the six months ended September 30, 2017, the Fund held purchased swaptions for hedging purposes.

During the six months ended September 30, 2017, the Fund held written swaptions for hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

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Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The

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credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended September 30, 2017, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) receive

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from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances, Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty. As of September 30, 2017, the Fund had no Buy Contracts outstanding with respect to the same referenced obligation and counterparty as certain Sale Contracts.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose its investment. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

During the six months ended September 30, 2017, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced

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asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended September 30, 2017, the Fund held total return swaps for non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the six months ended September 30, 2017, the Fund held variance swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by OTC counterparty table below.

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During the six months ended September 30, 2017 the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange traded swaps	$1,321,406	*	Receivable/Payable for variation margin on exchange traded swaps	$2,204,501	*

Interest rate contracts				Receivable/Payable for variation margin on exchange traded futures	711,297	*

Interest rate contracts	Unrealized appreciation on total return swaps	270,348

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	5,562,555		Unrealized depreciation on forward currency exchange contracts	6,189,861

Foreign exchange contracts	Investments in securities, at value	335,709
Foreign exchange contracts				Options written, at value	2,611,279

Credit contracts	Unrealized appreciation on credit default swaps	327,887		Unrealized depreciation on credit default swaps	6,702,569

Credit contracts	Receivable/Payable for variation margin on exchange traded swaps	1,118,139	*	Receivable/Payable for variation margin on exchange traded swaps	458,831	*

Credit contracts				Swaptions written, at value	33,778

Credit contracts	Investments in securities, at value	16,052

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	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Unrealized appreciation on variance swaps	$6,583

Equity contracts	Receivable/Payable for variation margin on futures	140,639	*

Equity contracts	Investment in securities, at value	18,992		Options written, at value	$15,717

Total		$9,118,310			$18,927,833

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on exchange-traded futures and swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	$1,885,041	$(560,018)

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation on futures	827,649	(900,333)

Interest rate contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions	(413,367)

Interest rate contracts	Net realized gain/(loss) on swaptions written; Net change in unrealized appreciation/depreciation on swaptions written	180,031	(102,209)

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation on forward currency exchange contracts	$(8,585,397)	$(111,607)

Foreign exchange contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions	(2,386,841)	(1,840,567)

Foreign exchange contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	6,057,078	250,684

Credit contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions	(58,875)	6,235

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	1,361,025	(968,844)

Credit Contracts	Net realized gain/(loss) on swaptions written; Net change in unrealized appreciation/depreciation on swaptions written	252,304	51,553

Equity contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	2,221,227	(58,689)

Equity contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation on futures	402,440	51,898

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions	$(1,181,839)	$(63,416)

Equity contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	493,924	128,291

Total		$1,054,400	$(4,117,022)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended September 30, 2017:

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$23,717,667
Average notional amount of sale contracts	$41,686,169

Centrally Cleared Interest Rate Swaps:
Average notional amount	$153,696,224

Credit Default Swaps:
Average notional amount of buy contracts	$3,870,000	(a)
Average notional amount of sale contracts	$70,946,225

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$317,287,917
Average principal amount of sale contracts	$502,149,645

Futures:
Average original value of buy contracts	$106,238,741
Average original value of sale contracts	$27,222,528	(b)

Total Return Swaps:
Average notional amount	$79,164,429

Variance Swaps:
Average notional amount	$352,624	(c)

Options Written:
Average notional amount	$316,996,076

Purchased Options Contracts:
Average cost	$1,058,969

Swaptions Written:
Average notional amount	$38,650,000

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Purchased Swaptions:
Average cost	$236,336	(d)

(a)	Positions were open for three months during the reporting period.

(b)	Positions were open for four months during the reporting period.

(c)	Positions were open for six months during the reporting period.

(d)	Positions were open for five months during the reporting period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements and net of the related collateral received/pledged by the Fund as of September 30, 2017. Exchange-traded derivatives are not subject to netting arrangements and as such are excluded from the table. At September 30, 2017, the total derivative assets and liabilities not subject to netting arrangements were $4,844,159 and $4,638,103, respectively.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
OTC Derivatives:
Bank of America, NA	$431,511	$(431,511)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	100,059	(100,059)		– 0	–		– 0	–		– 0	–
BNP Paribas SA	283,121	(283,121)		– 0	–		– 0	–		– 0	–
Brown Brothers Harriman & Co.	5,032	(5,032)		– 0	–		– 0	–		– 0	–
Citibank, NA	188,512	(188,512)		– 0	–		– 0	–		– 0	–
Credit Suisse International	980,147	(980,147)		– 0	–		– 0	–		– 0	–
Deutsche Bank AG	602,829	(602,829)		– 0	–		– 0	–		– 0	–
Goldman Sachs Bank USA/ Goldman Sachs International	735,562	(735,562)		– 0	–		– 0	–		– 0	–
HSBC Bank USA	741,852	(188,425)		(550,000)			– 0	–		3,427
JPMorgan Chase Bank, NA	1,537,334	(1,537,334)		– 0	–		– 0	–		– 0	–
Morgan Stanley & Co. International PLC/ Morgan Stanley Capital Services LLC	261,944	(261,944)		– 0	–		– 0	–		– 0	–
Standard Chartered Bank	355,030	(355,030)		– 0	–		– 0	–		– 0	–
UBS AG	394,904	(327,689)		– 0	–		– 0	–		67,215

Total	$6,617,837	$(5,997,195)		$(550,000)		$	– 0	–		$70,642	^

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Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivatives Liabilities
OTC Derivatives:
Bank of America, NA	$495,823	$(431,511)	$	– 0	–	$	– 0	–	$64,312
Barclays Bank PLC	309,802	(100,059)	– 0	–	– 0	–	209,743
BNP Paribas SA	454,553	(283,121)	– 0	–	– 0	–	171,432
Brown Brothers Harriman & Co.	207,542	(5,032)	– 0	–	– 0	–	202,510
Citibank, NA	491,103	(188,512)	– 0	–	(302,591)	– 0	–
Credit Suisse International	2,009,076	(980,147)	– 0	–	(1,028,929)	– 0	–
Deutsche Bank AG	698,871	(602,829)	– 0	–	(96,042)	– 0	–
Goldman Sachs Bank USA / Goldman Sachs International	13,055,212	(735,562)	– 0	–	(11,889,239)	430,411
HSBC Bank USA	188,425	(188,425)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA	2,900,098	(1,537,334)	– 0	–	(1,247,548)	115,216
Morgan Stanley & Co. International PLC/ Morgan Stanley Capital Services LLC	2,003,618	(261,944)	– 0	–	(1,741,674)	– 0	–
Royal Bank of Scotland PLC	369,336	$	– 0	–	$	– 0	–	$	– 0	–	369,336
Standard Chartered Bank	528,135	(355,030)	– 0	–	– 0	–	173,105
UBS AG	327,689	(327,689)	– 0	–	– 0	–	– 0	–

Total	$24,039,283	$(5,997,195)	$	– 0	–	$(16,306,023)	$1,736,065	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

See Note C.3 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also

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NOTES TO FINANCIAL STATEMENTS (continued)

conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the six months ended September 30, 2017, the average amount of reverse repurchase agreements outstanding was $69,624,997 and the daily weighted average interest rate was .60%. At September 30, 2017, the Fund had reverse repurchase agreements outstanding in the amount of $59,705,530 as reported in the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of September 30, 2017:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
Barclays Capital, Inc.	$4,197,407	$(4,197,407)	$	– 0	–
Credit Suisse Securities (USA) LLC	3,297,816	(3,258,893)		38,923
Deutsche Bank Securities Inc.	1,021,053	(1,017,452)		3,601
JPMorgan Chase Bank, NA	41,203,625	(41,172,855)		30,770
Merrill Lynch	9,985,629	(9,985,629)		– 0	–

Total	$59,705,530	$(59,632,236)		$73,294

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

4. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional

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NOTES TO FINANCIAL STATEMENTS (continued)

investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of September 30, 2017, the Fund had no unfunded loan commitments outstanding.

As of September 30, 2017, the Fund had the following bridge loan commitments outstanding:

Loan	Unfunded Loan Participation Commitments	Funded
Beacon Roofing Supply, Inc., LIBOR +4.75%, 08/24/2018	$6,830,435	$	– 0	–

During the six months ended September 30, 2017, the Fund received no commitment fees or additional funding fees.

NOTE D

Capital Stock

During the six months ended September 30, 2017 and the year ended March 31, 2017 the Fund issued no shares in connection with the Fund’s dividend reinvestment plan.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid or relatively less liquid securities at an advantageous price. Causes of liquidity risk may include low trading volume, lack of a market maker, a large position, or legal restrictions that limit or prevent a Fund from selling securities or closing derivative positions at desirable prices or opportune times. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk maybe magnified in a rising interest rate environment, where the value and liquidity of fixed income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Illiquid securities and relatively less liquid securities may also be difficult to value.

Mortgage-Backed and/or Other Asset-Backed Securities Risk—Investments in mortgage-backed and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon

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NOTES TO FINANCIAL STATEMENTS (continued)

reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. Risks relating to investments in securities of non- U.S. issuers may be heightened with respect to investments in emerging-market countries, where there may be: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the Fund.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

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NOTES TO FINANCIAL STATEMENTS (continued)

Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining. The risks of leverage also include potentially a higher volatility of the NAV of the common stock, potentially more volatility in the market value of the common stock and the relatively greater effect on the NAV of the common stock caused by the favorable or adverse changes in portfolio security values or currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. The Fund maintains asset coverage of at least 300% with respect to borrowings.

To the extent that the current interest rate on the Fund’s indebtedness approaches the net return on the leveraged portion of the Fund’s investment portfolio, then the benefit to the shareholders will be reduced. If the rate on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of leverage in a declining market can advance the decrease of the Fund’s NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of common stock than if the Fund were not leveraged. In extreme cases, if the Fund’s current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may result in a form of leverage.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE F

Distributions to Shareholders

The tax character of distributions paid for the year ending March 31, 2018 will be determined at the end of the current fiscal year.

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NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the fiscal years ended March 31, 2017 and March 31, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$81,900,947	$95,602,843

Total taxable distributions paid	$81,900,947	$95,602,843

As of March 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(6,857,421	)(a)
Unrealized appreciation/(depreciation)	10,618,342	(b)

Total accumulated earnings/(deficit)	$3,760,921	(c)

(a)	On March 31, 2017, the Fund had a net capital loss carryforward of $5,900,705. During the fiscal year, the Fund utilized $25,751,174 of capital loss carryforwards to offset current year net realized gains. At March 31, 2017, the Fund had a qualified late-year ordinary loss deferral of $956,716. This loss is deemed to arise on April 1, 2017.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), swaps and partnerships, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of March 31, 2017, the Fund had a net short-term capital loss carryforward of $5,900,705 which may be carried forward for an indefinite period.

NOTE G

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Six Months Ended September 30, 2017 (unaudited)	Year Ended March 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 13.87	$ 12.64	$ 14.01	$ 15.19	$ 15.70	$ 14.81

Income From Investment Operations
Net investment income(a)	.39	.82	.89	1.00	1.14	1.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.22	1.36	(1.15)	(.74)	(.07)	1.12
Contributions from Affiliates	– 0	–	.00	(b)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.61	2.18	(.26)	.26	1.07	2.33

Less: Dividends and Distributions
Dividends from net investment income	(.42)	(.95)	(1.11)	(1.21)	(1.30)	(1.37)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.23)	(.28)	(.07)

Total dividends and distributions	(.42)	(.95)	(1.11)	(1.44)	(1.58)	(1.44)

Net asset value, end of period	$ 14.06	$ 13.87	$ 12.64	$ 14.01	$ 15.19	$ 15.70

Market value, end of period	$ 13.05	$ 12.58	$ 11.66	$ 12.57	$ 14.76	$ 16.33

Premium/(Discount), end of period	(7.18)%	(9.30)%	(7.75)%	(10.28)%	(2.83)%	4.01%
Total Return
Total investment return based on:(c)
Market value	7.16%	16.47%	2.20%	(5.20)%	0.37%	19.40%
Net asset value	4.71%	18.46%	(0.59)%	2.68%	7.44%	16.42%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,212,325	$1,195,920	$1,090,255	$1,207,977	$1,309,518	$1,352,232
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.03	%(e)	1.04%	1.01%	1.01%	.98%	.98%
Expenses, before waivers/reimbursements(d)	1.04	%(e)	1.04%	1.01%	1.01%	.98%	.98%
Net investment income	5.60	%(e)	6.14%	6.81%	6.76%	7.43%	8.00%
Portfolio turnover rate	16%	48%	42%	48%	36%	38%

See footnote summary on page 117.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.005.

(c)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(d)	The expense ratios below exclude interest expense:

	Six Months Ended September 30, 2017 (unaudited)	Year Ended March 31,
		2017	2016	2015	2014	2013

Net of waivers/reimbursements	.98%	.99%	.98%	1.00%	.97%	.97%
Before waivers/reimbursements	.99%	.99%	.98%	1.00%	.97%	.97%

(e)	Annualized.

See notes to financial statements.

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ADDITIONAL INFORMATION

(unaudited)

AllianceBernstein Global High Income Fund

Shareholders whose shares are registered in their own names will automatically be participants in the Dividend Reinvestment Plan (the “Plan”), pursuant to which distributions to shareholders will be paid in or reinvested in additional shares of the Fund, unless they elect to receive cash. Computershare Trust Company N.A. (the “Agent”) will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares a distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i)	If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii)	If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the distribution in cash and apply it to the purchase of the Fund’s shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made on or shortly after the payment date for such distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund’s shares of Common Stock, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders’ accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

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ADDITIONAL INFORMATION (continued)

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchases of shares.

The automatic reinvestment of distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Computershare Trust Company N.A., P.O. Box 30170 College Point, TX 77842-3170.

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RESULTS OF STOCKHOLDER MEETING

(unaudited)

The annual meeting of Stockholders of AllianceBernstein Global High Income Fund, Inc. (“the Fund”) was held on March 29, 2017. A description of the proposal and number of shares voted at the Meeting are as follows:

To elect Directors for a term of three years and until his or her successor is duly elected and qualifies.

Class Two (term expires 2020)

Director:	Voted For	Authority Withheld
William H. Foulk, Jr.	72,443,665	3,517,790
Carol C. McMullen	73,667,562	2,293,893

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman

Michael J. Downey(1)

William H. Foulk, Jr.(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Carol C. McMullen(1)

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Gershon M. Distenfeld(2), Vice President

Matthew S. Sheridan(2), Vice President

Douglas J. Peebles(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Stephen M. Woetzel, Controller

Vincent S. Noto, Chief Compliance Officer

Administrator

AllianceBernstein, L.P.

1345 Avenue of the Americas

New York, NY 10105

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Dividend Paying Agent,

Transfer Agent and Registrar

Computershare Trust Company, N.A.

P.O. Box 30170

College Point, TX 77842-3170

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed-Income: Emerging Market Investment Team. While all members of the team work jointly to determine the majority of the investment strategy including stock selection for the Fund, Messrs. Paul J. DeNoon, Gershon Distenfeld, Douglas J. Peebles, and Matthew S. Sheridan, members of the Global Fixed-Income: Emerging Market Investment Team, are primarily responsible for the day-to-day management of the Fund’s portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of AllianceBernstein Global High Income Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Annual Certifications—As required, on April 27, 2017, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that he is not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the reporting period.

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Information Regarding the Review and Approval of the Fund’s Advisory and Administration Agreements

The disinterested directors (the “directors”) of AllianceBernstein Global High Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser and the continuance of the Fund’s Administration Agreement with the Adviser (in such capacity, the “Administrator”) at a meeting held on November 1-3, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement and the Administration Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement and Administration Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also discussed the proposed continuances in private sessions with counsel and the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer).

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the Administrator to provide administrative services to the Fund and the overall arrangements (i) between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee and (ii) between the Fund and the Administrator, as provided in the Administration Agreement, including the administration fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their

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business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and by the Administrator under the Administration Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund and the resources the Administrator has devoted to providing services to the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement and the Administration Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser (including in its capacity as Administrator) for calendar years 2014 and 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiary that provides shareholder services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to shareholder servicing fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

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Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the Fund’s performance against a peer group selected by Broadridge, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2016. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the latest fiscal year actual management fee rate paid by the Fund (combined advisory fee paid to the Adviser and administration fee paid to the Administrator) and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund. They compared the combined advisory and administration fees paid by the Fund to the advisory fees of other funds where there is no separate administrator. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s latest fiscal year total management fee rate (combined advisory fee paid to the Adviser plus the administration fee paid to the Administrator) with a peer group median and a peer universe median. The directors noted that the total management fee rates were expressed as a percentage of net assets and would have been lower if expressed as a percentage of average total assets (i.e., net assets plus assets supported by leverage).

The directors also compared the Fund’s contractual advisory fee rate with the fee rate charged by the Adviser for advising an open-end high income fund that also invested globally, and noted historical differences in their fee structures.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style.

The directors also considered the total expense ratio of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information

124 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The advisory fee schedule for the Fund does not contain breakpoints that reduce the fee rates on assets above specified levels. The directors considered that the Fund is a closed-end fixed-income fund and that it was not expected to have meaningful asset growth (absent a rights offering or an acquisition). In such circumstances, the directors did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. They noted that, if the Fund’s net assets were to increase materially, they would review whether potential economies of scale were being realized.

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 125

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund1

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund1

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

International Growth Fund

INTERNATIONAL/ GLOBAL EQUITY (continued)

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to January 9, 2017, Relative Value Fund was named Growth & Income Fund; prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy; prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves.

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NOTES

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 127

NOTES

128 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

Privacy Policy Statement

AllianceBernstein and its affiliates (collectively “AllianceBernstein”) understand the importance of maintaining the confidentiality of their clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from a variety of sources, including: (1) account documentation, including applications or other forms, which may include information such as a client’s name, address, phone number, social security number, assets, income and other household information, (2) client transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data and online information-collecting devices known as “cookies.”

It is our policy not to disclose nonpublic personal information about our clients or former clients (collectively “clients”), except to our affiliates, or to others as permitted or required by law. From time to time, we may disclose nonpublic personal information that we collect about our clients to non-affiliated third parties, including those that perform transaction processing or servicing functions, those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement or those that provide professional services to us under a professional services agreement, all of which require the third party provider to adhere to our privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients that include restricting access to nonpublic personal information and maintaining physical, electronic and procedural safeguards which comply with applicable standards.

It is also our policy to prohibit the sharing of our clients’ personal information among our affiliated group of investment, brokerage, service and insurance companies for the purpose of marketing their products or services to clients, except as permitted by law. This information includes, but is not limited to, a client’s income and account history.

We have policies and procedures to ensure that certain conditions are met before an AllianceBernstein affiliated company may use information obtained from another affiliate to solicit clients for marketing purposes.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

GHI-0152-0917

ITEM 2.	CODE OF ETHICS.

(a)    The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b)    During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c)    During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Global High Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	November 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	November 27, 2017

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	November 27, 2017